As filed with the Securities and Exchange Commission on October 10, 2003

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.            ☐                 Post-Effective Amendment No.                ☐

(Check appropriate box or boxes)

Pacific Select Fund

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices )                                 (Zip Code)

Registrant’s Telephone Number, including Area Code:         (949) 219-6767

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration statement becomes effective.

It is proposed that this filing will become effective on November 8, 2003, pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

November , 2003

Dear Variable Contract Owner:

We are pleased to enclose a Notice for a Special Meeting of Shareholders of the Research Portfolio of Pacific Select Fund (the “Fund”). The meeting is scheduled to be held at the office of Pacific Life Insurance Company (“Pacific Life”), located at 700 Newport Center Drive, Newport Beach, California 92660, at 9:00 a.m., Pacific time, on December 12, 2003.

The purpose of the meeting is to seek your approval of a reorganization of the Research Portfolio into the Diversified Research Portfolio, which is another portfolio of the Fund. If approved by shareholders, you would have an interest in the Diversified Research Portfolio on the date that the reorganization occurs (the “Reorganization”). The Diversified Research Portfolio, which is managed by Capital Guardian Trust Company, has investment objectives and strategies that are substantially similar to those of the Research Portfolio. The Reorganization is expected to result in shareholders of the Research Portfolio participating in a larger, more viable portfolio whose expenses that are lower.

The accompanying Proxy Statement/Prospectus describes the proposed Reorganization and compares the policies and expenses of the Portfolios for your evaluation.

The Board of Trustees of the Fund unanimously approved this proposal and recommends shareholders vote FOR the Reorganization.

Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Thomas C. Sutton

Chairman of the Board

PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500 9768

Newport Beach, California 92660

Notice of Special Meeting of Shareholders of

Research Portfolio

November     , 2003

To the Variable Contract Owners of the Research Portfolio:

A Special Meeting of Shareholders of the Research Portfolio of the Pacific Select Fund (the “Fund”) is scheduled for December 12, 2003, at 9:00 a.m., Pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Research Portfolio by the Diversified Research Portfolio; and

2.	To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

The Board of Trustees of the Fund (the “Board”) has fixed the close of business on September 24, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting, and any adjournments thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Research Portfolio on the record date are entitled to vote as though they were shareholders. Your attention is called to the accompanying Proxy Statement/Prospectus.

You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed voting instruction form or vote by telephone by calling toll-free 1-866-241-6192. The enclosed voting instruction form is being solicited by the Board.

Please respond—your vote is important. Whether or not you plan to attend the meeting, please vote either by telephone or by mailing your voting instruction. If you vote by mail, only voting instructions received by 11:00 a.m. Eastern time on December 12, 2003, at the address shown on the enclosed postage paid envelope, will be counted.

By Order of the Board

Audrey L. Milfs Secretary

PROXY STATEMENT/PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

December 12, 2003

Research Portfolio

a portfolio of Pacific Select Fund (the “Fund”)

Relating to the Reorganization into

Diversified Research Portfolio

a portfolio of the Fund

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the Research Portfolio to the Diversified Research Portfolio in exchange for shares of the Diversified Research Portfolio (the “Reorganization”). The Research Portfolio would then distribute to its shareholders their pro rata portion of the shares of Diversified Research Portfolio it receives in the Reorganization. The result would be a liquidation of the Research Portfolio. Each shareholder would receive shares of the Diversified Research Portfolio having an aggregate value equal to the aggregate value of the shares the shareholder held of the Research Portfolio, as of the close of business on the closing date of the Reorganization. You are being asked to vote on the Plan of Reorganization through which these transactions would be accomplished.

Because you, as an owner of a variable annuity or life insurance policy (Contract Owner or Variable Contract Owner) with an interest in the Research Portfolio, are being asked to approve a transaction that will result in your having an interest in the Diversified Research Portfolio, this Proxy Statement also serves as a Prospectus for the Diversified Research Portfolio. This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Diversified Research Portfolio that you should know before investing, including a discussion of the investment objectives, strategies, restrictions and risks of each of the Portfolios. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Pacific Select Fund Prospectus and Statement of Additional Information (SAI) for the Portfolios, each dated May 1, 2003, as supplemented, which are incorporated herein by reference. For more detailed information concerning this Prospectus/Proxy, see the SAI relating to this Prospectus/Proxy Statement. The Fund also provides periodic reports to its shareholders that highlight certain important information about the Fund, including investment results and financial information. The two SAIs, and the annual report for the Fund dated December 31, 2002, and the semi-annual report for the Fund dated June 30, 2003, which are incorporated herein by reference, may each be obtained without charge by calling 1-800-722-2333 for variable annuity contract owners and 1-800-800-7681 for variable life insurance policy owners.

You may also obtain proxy materials, reports and other information filed by the Fund from the Securities and Exchange Commission’s (SEC) Public Reference Room 1-800-SEC-0330 or from the SEC’s internet website at www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Fund’s Prospectus and the Plan of Reorganization that is attached hereto as Appendix A.

The Proposed Reorganization.    On September 8, 2003, the Board of Trustees of the Fund (the “Board”) approved a Plan of Reorganization. Subject to shareholder approval, the Plan of Reorganization provides for: the transfer of all of the assets of the Research Portfolio to the Diversified Research Portfolio, in exchange for shares of the Diversified Research Portfolio; the assumption by the Diversified Research Portfolio of all of the liabilities of the Research Portfolio; and the distribution of the Diversified Research Portfolio shares to the shareholders of the Research Portfolio in complete liquidation of the Research Portfolio.

The Reorganization is expected to be effective as of the close of business on December 31, 2003, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Research Portfolio would become a shareholder of the Diversified Research Portfolio. Each shareholder would hold, immediately after the Closing, shares of the Diversified Research Portfolio having an aggregate value equal to the aggregate value of the shares of the Research Portfolio held by that shareholder as of the close of business on the Closing Date.

The Reorganization is intended to eliminate the Research Portfolio, which has not enjoyed the growth in assets that other portfolios of the Fund have realized. The Reorganization is expected to lower expenses for shareholders of the Research Portfolio to some degree, since they would invest in a Portfolio that has a ratio of average annual net expenses to average net asset value per share (“expense ratio”) that is lower by approximately 0.14%.

Approval of the Plan of Reorganization requires the affirmative vote of a majority of the outstanding shares of the Research Portfolio.

After careful consideration, the Board unanimously approved the proposed Reorganization. The Board recommends that you vote FOR the proposed Reorganization.

Information comparing the Portfolios follows. A few important points to note are:

•	The Research Portfolio and the Diversified Research Portfolio (each generally a “Portfolio”, and collectively, the “Portfolios”) have investment objectives and strategies that are similar. Both are “research” portfolios that are managed by the research analysts at their respective firms, rather than by portfolio managers;

•	The Diversified Research Portfolio is a much larger, more viable portfolio than the Research Portfolio (approximately $286.0 million in net assets versus $24.3 million in net assets as of June 30, 2003); and

•	The proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of the Research Portfolio so that the annual expense ratio will be approximately 0.14% lower.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

OF THE PORTFOLIOS

	Research Portfolio	Diversified Research Portfolio

Investment Goal	• To seek long-term growth of capital. • Classified as diversified.	• To seek long-term growth of capital. • Classified as diversified.

Primary Investment Strategies

•   Invests principally in common stocks of large U.S. companies which the portfolio manager believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

•   Managed by a team of research analysts rather than a traditional individual portfolio manager. Portfolio assets are allocated to research analysts covering various industry sectors, and each research analyst makes independent investment recommendations within the portfolio’s guidelines and objectives. The research analysts’ recommendations as to which securities to purchase and sell are run through an optimization model designed to reduce risk by controlling sector and factor exposures. So, sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

•   To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

•   The portfolio manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities.

•   May invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging countries. American Depositary Receipts (ADRs) are excluded from this limit.

•   May use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

•   Invests principally in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion.

•   Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts (ADRs) and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

•   Managed by a team of research analysts rather than a traditional individual fund manager. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

•   May invest up to 15% of its assets in securities of companies outside the U.S.

Investment Adviser	Pacific Life Insurance Company	Pacific Life Insurance Company

Portfolio Manager (Sub-Adviser)	Putnam Investment Management, LLC	Capital Guardian Trust Company

Persons Responsible for management	The portfolio is managed by a team of individuals	The portfolio is managed by a team of individuals

Following the Reorganization and in the ordinary course of managing a portfolio, certain of the holdings of the Research Portfolio to be transferred to the Diversified Research Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the Diversified Research Portfolio.

Comparison of Portfolio Characteristics

The following table is intended to help you understand the differences between the two Portfolios. It compares certain characteristics of the Portfolios as of June 30, 2003:

	Research	Diversified Research

Net Assets	$24,339,934	$285,972,684
Number of Holdings	117	119
Average Market Capitalization	$82.5 billion	$31.4 billion
Portfolio Turnover Rate (year ended 12/31/02)	173.9%	35.3%
% of net assets in:
• U.S. Common Stocks	90.02	88.21
• Foreign Common Stocks	8.59	9.75
• Short-Term Investments	1.31	2.58
• Securities Lending Collateral	2.89	7.64

Top 5 Industries	Commercial Banks – 10.4%	Pharmaceutical Preparations – 11.7%
(as a % of total investments)	Pharmaceutical Preparations – 7.1% Prepackaged Software – 6.4% Department Stores – 3.8% Fire, Marine & Casualty Insurance – 3.6%	Personal Credit Institutions – 6.0% Commercial Banks – 5.5% Optical Instruments & Lenses –3.2% Electronic & Other Electrical Equipment – 3.2%

Top 10 Holdings	Pfizer Inc – 4.47%	SLM Corp – 5.77%
(as a % of net assets)	Microsoft Corp – 4.25%	AstraZeneca PLC ADR – 4.27%

American International Group Inc – 3.04%

Wal-Mart Stores Inc – 2.86%

General Electric Co – 2.63%

Hewlett-Packard Co – 2.55%

Johnson & Johnson – 2.52%

Citigroup Inc – 2.42%

Intel Corp – 2.07%

Cardinal Health Inc – 1.77%

Forest Laboratories Inc – 3.88%

Pfizer Inc – 3.54%

Allergan Inc – 3.19%

General Electric Co – 3.18%

InterActive Corp – 2.50%

Baker Hughes Inc – 2.48%

Washington Mutual Inc – 2.29%

Bank One Corp – 2.16%

Relative Performance

Information on the performance of the Research Portfolio and Diversified Research Portfolio is presented below to help you understand the differences between the Portfolios. The following table shows, for certain periods through September 30, 2003, the annual total return for (a) the Research Portfolio, (b) the Diversified Research Portfolio, and (c) the Standard & Poor’s 500 Composite Stock Price Index. The index is diversified by industry and has inherent performance advantages over the Portfolios since the index has no cash in its portfolio and incurs no transaction or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Returns do not reflect fees and expenses of any variable annuity contract or life insurance policy, and would be lower if they did.

Calendar Year/Period Ended	Research[1]	Diversified Research[1]	Standard & Poor’s 500 Composite Stock Price Index[2]
2000	N/A	10.21%	(9.11%)
2001	N/A	(2.74%)	(11.88%)
2002	(21.18)	(24.19%)	(22.09%)
1/1/03—9/30/03	12.57%	19.40%	14.71%

[1]	The Research Portfolio commenced operations on January 2, 2002. The Diversified Research Portfolio commenced operations on January 3, 2000.
[2]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Comparison of Risks Involved in Investing in the Portfolios

Because the Portfolios share similar investment objectives and strategies, the risks of an investment in the Portfolios are similar. The principal risk of investment in either Portfolio is fluctuation in the net asset value of the Portfolio’s shares. Market conditions, financial conditions of issuers represented in the portfolio, and other factors affect such fluctuations.

Certain risks associated with an investment in the Diversified Research Portfolio are summarized below in “Comparison of Securities and Investment Techniques.”

Comparison of Securities and Investment Techniques

The following is a summary of the types of securities in which the Portfolios may invest and strategies the Portfolios may employ in pursuit of their investment objectives. As with any security, an investment in a Portfolio’s shares involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of financial, market and credit risk.

Equity Securities/Price Volatility.    Both Portfolios principally invest in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The Diversified Research Portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies. The Research Portfolio may invest in small and medium-sized companies. Small and medium size companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. The Research Portfolio may also purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Foreign Securities.    Both Portfolios may invest a portion of their assets in foreign investments. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

Both Portfolios may also invest in emerging market countries. Investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting command accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

Use of Derivatives.    The Research Portfolio may invest in derivatives, including options and future contracts that derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index. A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market’s direction, so that the hedge might not correlate to the market’s movements and may be ineffective. Furthermore, if a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the underlying securities and the futures contract.

Loans of Portfolio Securities

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the portfolio manager wishes to vote on matters put before shareholders.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that shareholders pay in connection with investment in the Portfolios.

Advisory and Management Fees

The advisory fee paid by the Diversified Research Portfolio is 0.10% lower than the advisory fee paid by the Research Portfolio. The Diversified Research Portfolio pays an advisory fee to Pacific Life at an annual rate of 0.90% of the Portfolio’s average daily net assets. The Research Portfolio pays an advisory fee to Pacific Life at an annual rate of 1.00% of the Portfolio’s average daily net assets.

Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the Diversified Research Portfolio of 0.50% on the first $150 million, 0.45% on the next $150 million, 0.35% on the next $200 million, 0.30% on the next $500 million, 0.275% on the next $1 billion, and 0.25% on the excess. Pacific Life pays a monthly fee to Putnam based on an annual percentage of the average daily net assets of the Research Portfolio of 0.75% on the first $250 million and 0.65% on the excess. The sub-advisory fee is paid by Pacific Life and not by the Portfolios.

Expense Limitation Arrangement

Pacific Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed 0.10% of each Portfolio’s average daily net assets subject to recoupment in future years. Pacific Life does this voluntarily and does not guarantee that it will continue to do so after April 30, 2004. If the Reorganization is approved by shareholders, the Diversified Research Portfolio will assume any recoupment obligation of the Research Portfolio to Pacific Life, subject to the expense limitation of the Diversified Research Portfolio.

Expense Table

The current expenses of each Portfolio and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Portfolios are based upon the operating expenses incurred for the year ended December 31, 2002. Pro forma fees show estimated fees of the Diversified Research Portfolio after giving effect to the proposed Reorganization. The table does not reflect expenses or charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy (collectively, “Variable Contracts”). Pro forma numbers are estimated in good faith and are hypothetical.

Annual Portfolio Operating Expenses

that are deducted from Portfolio assets

shown as a ratio of expenses to average daily net assets1

Portfolio	Advisory Fees	Other Expenses	12b-1 Amounts[2]	Total Annual Expenses	Less Adviser’s Reimbursements[3]	Total Net Expenses
Diversified Research[4]	0.90%	0.05%	0.02%	0.97%	—	0.97%
Research[4]	1.00%	0.30%	0.01%	1.31%	(0.20%)	1.11%
Pro Forma (Combined Portfolios)	0.90%	0.06%[5]	0.02%	0.98%	(0.01%)	0.97%

[1]	Expenses are shown for each Portfolio, and on a pro forma basis, based upon expenses incurred by each Portfolio for the year ended December 31, 2002. These expenses do not reflect charges imposed under the Variable Contracts whose proceeds are invested in the Fund.
[2]	The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions”). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above. See “Additional Information About the Portfolios—Brokerage Enhancement Plan”
[3]	Pacific Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed 0.10% of each Portfolio’s average daily net assets subject to recoupment in future years. Pacific Life does this voluntarily and does not guarantee that it will continue to do so after April 30, 2004. In 2002, Pacific Life reimbursed $32,298 to the Research Portfolio.
[4]	Total adjusted net expenses for these portfolios, after deduction of the 12b-1 fee recapture were: 0.95% for the Diversified Research Portfolio and 1.10% for the Research Portfolio.
[5]	Other expenses do not include non-recurring Reorganization expenses. See notes to Pro Forma financial statements for details.

Examples

The examples are intended to help you compare the cost of investing in the Portfolios and in the combined Portfolios on a pro forma basis—assuming the Portfolios have been combined. The examples do not reflect expenses and charges that are, or may be, imposed under your Variable Contract. The examples assume that a shareholder invests $10,000 in each Portfolio and in the surviving Portfolio after the Reorganization for the time periods indicated. The examples also assume that the investment earns a 5% return each year and that each Portfolio’s operating expenses remain the same and both interest and expenses are credited and charged at the end of each month. In calculating the expenses below, we used total net expenses through April 30, 2004 (reflecting the contractual expense cap during the period) and the total expenses thereafter. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, a shareholder would incur the following expenses for each period shown. Because this is an estimate, actual expenses may be higher or lower.

Diversified Research Portfolio				Research Portfolio				Pro Forma: The Portfolios Combined*
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
99	309	536	1,190	113	389	693	1,556	99	311	541	1,201

*	Estimated.

INFORMATION ABOUT DIVERSIFIED RESEARCH PORTFOLIO

Investment Personnel

The Diversified Research Portfolio is managed by a team of research analysts led by Andrew F. Barth. Mr. Barth is president and research director-U.S. of Capital International Research, Inc., the research arm and a subsidiary of Capital Guardian. He is also a director of Capital Guardian and member of its executive committee and global institution group North American committee. As the research coordinator for the portfolio, Mr. Barth facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 23 research analysts. The research analysts have an average of 15 years investment experience and an average of 11 years with Capital Guardian or its affiliates.

Performance of the Diversified Research Portfolio

The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index, the Standard & Poor’s 500 Composite Stock Price Index, an unmanaged broad-based index. The index has inherent performance advantages over the Diversified Research Portfolio since it has no cash and incurs no expense. An investor cannot invest directly in an index. Total returns include reinvestment of dividends and capital gain distributions, if any. Returns do not reflect fees and expenses of any variable contract, and would be lower if they did. Past performance is important, but it’s no guarantee of future performance. Performance reflects expense limitations that were in effect during the periods presented. If expense limitations were not in place, the Portfolio’s performance would have been reduced.

Calendar Year-by-Year Returns (%) of the Diversified Research Portfolio1

as of December 31, 2002

Best and worst quarterly performance during this period:

4th quarter 2001: 14.52%; 3rd quarter 2002: (17.98)%

[1]	The Portfolio’s year-to-date total return as of September 30, 2003 is 19.40%

Average annual total return of the Diversified Research Portfolio as of December 31, 2002

	1 year	3 years/ Since inception

Diversified Research Portfolio	(24.19)%	(6.69)%
Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(14.55)%

[1]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Additional information about the Diversified Research Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

The Portfolio Manager’s Discussion of the Diversified Research Portfolio

The following is Capital Guardian’s discussion regarding the performance of the Diversified Research Portfolio during 2002.

Q.  How did the portfolio perform over the year ended December 31, 2002?

A.  With a positive fourth quarter return of 11.91%** for the Diversified Research Portfolio versus 8.43%* for its benchmark, the S&P 500 Index, the portfolio returned –24.19%**, compared to a –22.09%* return for its benchmark, for the year ended December 31, 2002.

Q.  Briefly discuss both the principal positive and negative factors that affected the portfolio’s performance during the year.

A.  Stocks lost ground and then recovered in the first quarter, ending that period with returns that were slightly positive. Many companies were helped by news that confirmed a solid economic recovery was taking shape. The good news on the economy was reflected in the improved outlook reported by many cyclical companies. Consequently, cyclical stocks tended to provide the best returns, although solid gains were prevalent across a broad array of industries, and within the cyclical area, several industries had poor results. Stocks lost ground sharply in the second quarter as the U.S. became the worst performing equity market of the major global markets. Although first-quarter earnings releases were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron Corp (Enron).

Following Enron’s collapse, many companies came under fire for accounting and reporting practices that appeared too complex, opaque, or aggressive. The period was also marked by high-profile bankruptcies. Many of these occurred in the telecommunications area, which highlighted the heavy debt burden of the sector’s largest companies. Guilt by association caused massive investor selling in the utilities and telecommunications sectors. At the same time, Wall Street’s credibility suffered with the New York State Attorney General’s investigation into conflicts of interest at several brokerage firms. The information technology sector which suffered from profit taking after a substantial run-up late in 2001, also declined.

Investor pessimism ran high at the beginning of October following one of the worst quarters on record, setting the stage for the fourth quarter’s rally. The upturn was triggered by better-than-expected results from many leading companies and supported by economic data that suggested the economy was on the mend. Consumer spending remained supportive through most of the quarter (although it was not as strong as expected in December), productivity soared, and third-quarter GDP growth was revised to an annualized rate of 4%, allaying fears of a double-dip recession. The Fed 50 basis point cut in interest rates in November also contributed to a better environment for equities.

In the fourth quarter, stocks tied to an economic recovery generally provided the best results. The strongest gains by far came from the technology and telecommunications sectors — the two sectors that lost the most value in the previous three quarters — followed by the materials sector. The wireless telecommunications area was especially strong, rebounding from very depressed levels. Diversified financial stocks also benefited from the improved economic outlook along with a settlement between investment banks and regulators to curb conflicts of interest. Coinciding with the resurgence in cyclical stocks, defensive areas such as consumer staples lagged.

Not all economically sensitive stocks had impressive results. December was unkind to many companies related to autos, media, retail, hotels, and restaurants as consumer strength waned late in the quarter, leading to meager quarterly returns for the consumer discretionary sector. The exception was Internet retail, which ended the period with outstanding results despite declining in December.

Q.  Discuss some of the securities/sectors that performed well and those securities/sectors that reported disappointing results during the year.

A.  Portfolio performance in 2002 was helped by portfolio holdings in the financial sector, including Washington Mutual Inc. (2.58% of the portfolio’s total market value as of 12/31/02) and SLM Corp. (6.08%), the portfolio’s largest holding. J.P. Morgan Chase & Co. (1.92%) also helped portfolio returns, particularly during the fourth quarter. The stock rose as investors realized that concerns over issues of liquidity and dividend safety were overblown for this well capitalized company. We at Capital Guardian believe that, contrary to current market perception, earnings are poised for a strong rebound in 2003. As credit quality improves, earnings should benefit from lower loan loss provisions.

Technology stocks showed volatility throughout the year, plummeting in early October and then rocketing upward in November. Although it underperformed for the year, the portfolio’s position in Cisco Systems Inc.

(Cisco) (0.93%) had a positive impact to performance during the fourth quarter. Cisco is the leading producer of routers and switches used to link networks and power the Internet.

Although some healthcare stocks negatively impacted performance, including Pfizer Inc. (5.47%) and AstraZeneca PLC ADR (2.19%), Forest Laboratories Inc. (4.69%) posted strong numbers for the year and helped performance. On the minus side, the portfolio overweighting and stock selection compared to the benchmark in consumer discretionary stocks hurt performance for the year, with media stocks such as Cablevision Systems Corp. ‘A’ (1.97%), AOL Time Warner Inc. (1.12%) and Liberty Media Corp. ‘A’ (0.91%) all significantly underperforming the benchmark. Stock selection in industrials also hurt performance, with Tyco International Ltd. (0.66%), General Electric Co. (2.96%), Sabre Holdings Corp. (0.45%) and Concord EPS Inc. (0.43%) all posting disappointing returns.

Q.  What is your outlook for 2003?

A.  We at Capital Guardian believe that the coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today’s geopolitical tensions may be with us for some time. Despite these areas of concern, we think 2003 will be positive for equities, although results for companies and industries are likely to vary greatly, providing opportunities to add value to portfolio holdings through research and active stock selection.

The broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates, and mortgage refinancing, and the recovery is broadening to include many economic sectors. Investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services.

**	The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Plan.    The Reorganization Plan involves the transfer of all of the assets and liabilities of the Research Portfolio to the Diversified Research Portfolio in exchange for shares of the Diversified Research Portfolio. The Research Portfolio would then distribute to its shareholders their portion of the shares of the Diversified Research Portfolio it receives in the Reorganization. The result would be a liquidation of the Research Portfolio.

After the Reorganization, each shareholder of the Research Portfolio will own shares in the Diversified Research Portfolio having an aggregate value equal to the aggregate value of shares in the Research Portfolio held by that shareholder as of the close of business on the business day preceding the Closing as that term is defined in the attached copy of the Reorganization Plan in Appendix A. In the interest of economy and convenience, shares of the Diversified Research Portfolio generally will not be represented by physical certificates.

Until the Closing, shareholders of the Research Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of its shares received by the shareholders of the Diversified Research Portfolio in the Reorganization.

The obligations of the Portfolios under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Research Portfolio. The Reorganization Plan also requires that each Portfolio take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan, and the transactions contemplated under it, may be terminated by resolution of the Board of Trustees of the Fund at any time prior to the date of the Closing. For a complete description of the terms and conditions of the Reorganization, see a copy of the Reorganization Plan in Appendix A.

Reasons for the Reorganization.    The Research Portfolio has not attracted asset growth. The proposed Reorganization was presented to the Board for consideration and approval on September 8, 2003. For the reasons discussed below, the Board, including all of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the Research Portfolio and its shareholders and that the interests of the shareholders of the Research Portfolio will not be diluted as a result of the proposed Reorganization.

The Reorganization will allow the Research Portfolio’s shareholders to continue to participate in a professionally managed portfolio. As shareholders of the Diversified Research Portfolio, these shareholders will continue to be able to exchange shares of the Diversified Research Portfolio into shares of other portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current portfolios offered by the Fund is attached as Appendix C.

Board Consideration.    The Board, in recommending the proposed transaction, considered a number of factors, including the following:

(1)	the slow growth of the Research Portfolio and management’s conclusion that it is unlikely that this Portfolio will be viable;

(2)	the similarity of the Diversified Research Portfolio’s investment objective, policies and restrictions with those of the Research Portfolio;

(3)	elimination of duplication of costs, market confusion, and inefficiencies of having two similar portfolios;

(4)	expense ratios and information regarding fees and expenses of the Diversified Research Portfolio and the Research Portfolio;

(5)	the Reorganization would not dilute the interests of the Research Portfolio’s current shareholders;

(6)	the relative investment performance and risks of the Diversified Research Portfolio as compared to the Research Portfolio;

(7)	the tax-free nature of the Reorganization to the Research Portfolio and its shareholders; and

(8)	the expenses for the transaction including legal expenses, accounting expenses, and printing, mailing and tabulation expenses will be shared by the Portfolios and the Investment Adviser.

The Board also considered the future potential benefits to the Investment Adviser in that its costs to administer both Portfolios may be reduced if the Reorganization is approved and its costs will be reduced under its obligation to limit expenses of the Research Portfolio.

The Board recommends that shareholders of the Research Portfolio approve the Reorganization.

Tax Considerations.    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Code). Accordingly, pursuant to this treatment, neither the Research Portfolio, nor its shareholders, nor the Diversified Research Portfolio, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan, except as otherwise provided by the Code. As a condition to the Closing of the Reorganization, the Portfolio will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

As of December 31, 2002, the Research Portfolio had accumulated capital loss carryforwards in the amount of approximately $1,532,671. As of December 31, 2002, the Diversified Research Portfolio had accumulated capital loss carryforwards of approximately $18,946,252. After the Reorganization, the losses of the Research Portfolio will be available to the Diversified Research Portfolio to offset its capital gains, although the amount of these losses which may offset the Diversified Research Portfolio’s future capital gains in any given year may be limited. The ability of the Diversified Research Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the Diversified Research Portfolio’s capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the Diversified Research Portfolio.

Expenses of the Reorganization.    Pacific Life Insurance Company, Investment Adviser to the Fund, will bear half the cost of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values immediately before Closing. The principal solicitation will be by mail, but voting instructions also may be solicited electronically and by telephone. Alamo Direct, 280 Oser Avenue, Hauppauge, New York 11788-3610, has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Variable Contract Owners).

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization.    The Diversified Research Portfolio and the Research Portfolio are each separate portfolios of the Fund, which is a Massachusetts business trust. The Fund also offers other portfolios, which are not involved in the Reorganization. The Fund is governed by the Board, which is composed of five Trustees.

Distributor.    Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660, is the principal distributor for the Diversified Research Portfolio and the Research Portfolio.

Capitalization.    The following table shows on an unaudited basis the capitalization of the Diversified Research Portfolio and the Research Portfolio as of June 30, 2003 and on a pro forma basis as of June 30, 2003 giving effect to the Reorganization:

Portfolios	Net Assets	Net Asset Value Per Share	Shares Outstanding

Diversified Research	$285,972,684	$9.38	30,493,109
Research	$24,339,934	$8.65	2,815,323
Pro Forma (Combined)	$310,267,544	$9.38	33,088,464

Brokerage Enhancement Plan.    The Fund has adopted a brokerage enhancement plan under which the portfolios, through its distributor, Pacific Select Distributors, Inc., can ask Pacific Life and each of the Portfolio’s portfolio managers to allocate brokerage transactions to particular brokers or dealers, subject to best price and execution, to help promote the distribution of the Fund’s shares. In return for brokerage transactions, certain brokers and dealers may give brokerage credits, other benefits or services or other compensation that, under the plan, may be used with broker-dealers to help obtain certain distribution-related activities or services. These credits or other compensation may be applied toward another service or benefit provided by a broker-dealer such as (but not limited to) the ability to promote the Fund at a conference or meeting sponsored by a broker-dealer.

The plan is not expected to increase brokerage costs to a portfolio. The granting of brokerage credits or receipt of other compensation under the plan may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of Fund shares or variable contracts in allocating brokerage.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Voting Rights.    Shares of the Research Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. The Research Portfolio is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing Trustees, changing fundamental policies or approving an investment advisory agreement. You may vote by mail, telephone or in person. If you vote by mail, your proxy card must be received at the address noted on the reply envelope by 11:00 a.m. Eastern time on December 12, 2003. If you vote by telephone, you must call in your vote by 11:00 a.m. Eastern time on December 12, 2003. You may also vote by attending the shareholder meeting.

A Contract Owner may revoke the accompanying voting instruction at any time prior to its use by filing with Pacific Life or its subsidiary Pacific Life & Annuity Company (“PL&A”), as applicable, a written revocation or duly executed voting instruction bearing a later date. In addition, any Contract Owner who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

At the close of business on September 24, 2003 (the “Record Date”) there were 2,920,422.710 outstanding shares of the Research Portfolio. The shares of the Portfolios are offered as an investment medium for Variable Contracts. Pacific Life Insurance Company (“Pacific Life”) is the owner of the Research Portfolio shares underlying the Variable Contracts, but is soliciting voting instructions from Contract Owners having contract value invested in the Research Portfolio (a beneficial interest) as to how the shares will be voted.

As of the Record Date, Pacific Life and PL&A owned of record 99.89% and 0.11%, respectively, of the Portfolio’s shares and Pacific Life owned beneficially 51.52% of the Portfolio’s shares. No Contract Owner is entitled to give voting instructions with respect to 5% of more of the outstanding shares of the Research Portfolio.

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Research Portfolio. With respect to the Research Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Research Portfolio present at the meeting if more than 50% of the outstanding shares of the Research Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Research Portfolio. The Research Portfolio must have a quorum to conduct its business at the Special Meeting. Holders of 30% of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting.

Pacific Life and PL&A (each a “PL Insurer”) will each vote shares of the Portfolio held by each of their respective separate accounts that fund the Variable Contracts in accordance with instructions received from Variable Contract Owners. Each PL Insurer will also vote shares of the Portfolio held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Each PL Insurer will vote any shares held by any of its separate accounts for which no voting instructions are received by its general account in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and Variable Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.

To the knowledge of the Fund, as of September 24, 2003 no current Trustee or officer of the Fund owned or had interests in 1% or more of the outstanding shares of either Portfolio and the officers and Trustees, as a group, owned or had interests in less than 1% of the shares of either Portfolio.

Other Matters to Come Before the Meeting.    The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.    The Fund is not required to hold regular annual meetings and to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders.    A copy of the annual report dated December 31, 2002 and the semi-annual report dated June 30, 2003, regarding the Diversified Research Portfolio is available on request. Requests for the reports should be directed to Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or at 1-800-722-2333 for variable annuity contract owners and 1-800-800-7681 for variable life insurance policy owners.

Statement of Additional Information.    The Statement of Additional Information (SAI) to this Proxy Statement/Prospectus contains financial information on the Diversified Research Portfolio, the Research Portfolio, and the combined Portfolios on a pro forma basis. The SAI is considered a part of this document because it is incorporated by reference. A copy may be obtained without charge by contacting Pacific Life as described above under “Reports to Shareholders.”

PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER BY TELEPHONE OR BY MAILING YOUR VOTING INSTRUCTION. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

Audrey L. Milfs,

Secretary

November     , 2003

700 Newport Center Drive

Newport Beach, California 92660

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this 8th day of September 2003, by the Pacific Select Fund (the “Fund”), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Diversified Research Portfolio (the “Surviving Portfolio”), a separate series of the Fund, and the Research Portfolio (the “Acquired Portfolio”), another separate series of the Fund.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Surviving Portfolio in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Fund is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and

WHEREAS, the Board Trustees of the Fund (the “Board”) has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board has also determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

NOW, THEREFORE, the Fund, on behalf of the Surviving Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer Of Assets Of The Acquired Portfolio To The Surviving Portfolio In Exchange For The Surviving Portfolio Shares, The Assumption Of All Acquired Portfolio Liabilities And The Liquidation Of The Acquired Portfolio.

1.1  Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2  The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”).

1.3  The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date at or about 4:00 p.m. Eastern Time.

1.4  Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Surviving Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Surviving Portfolio Shares, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.

1.5  Ownership of Surviving Portfolio Shares will be shown on the books of the Fund’s transfer agent. Shares of the Surviving Portfolio will be issued in the manner described in the Fund’s then-current prospectus and statement of additional information.

1.6  Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.    Valuation

2.1  The value of the Acquired Portfolio’s assets to be acquired by the Surviving Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information and as established by the Board.

2.2  The net asset value of the Surviving Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information with respect to the Surviving Portfolio, and valuation procedures established by the Board.

2.3  The number of Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets of the Acquired

Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Surviving Portfolio Share, determined in accordance with paragraph 2.2.

2.4  All computations of value shall be made by the Acquired Portfolio’s designated recordkeeping agent.

3.    Closing And Closing Date

3.1  The Closing Date shall be December 31, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

3.2  The Fund shall direct State Street Bank and Trust Company of California, N.A., as custodian for the Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Portfolio Custodian to the custodian for the Surviving Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3  The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    Representations And Warranties

4.1  The Fund, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio as follows:

(a)  The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Portfolio, are in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio’s assets to be transferred to the Surviving Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f)  The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

(g)  The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h)  Except as otherwise disclosed in writing to and accepted by the Surviving Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since December 31, 2002, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the

Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)  All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3;

(n)  The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)  The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

4.2  The Fund, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)  The Surviving Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Portfolio, are in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)  The Surviving Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Portfolio is a party or by which it is bound;

(g)  Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)  The statement of assets and liabilities, including the schedule of investments, of the Surviving Portfolio as of December 31, 2002, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)  Since December 31, 2002, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change;

(j)  On the Closing Date, all Federal and other tax returns and reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)  For each taxable year of its operation, the Surviving Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

(l)  All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Surviving Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m)  The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Portfolio and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable by the Fund;

(o)  The information to be furnished by the Surviving Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)  That insofar as it relates to the Fund or the Surviving Portfolio, the Registration Statement relating to the Surviving Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5.    Covenants Of The Surviving Portfolio And The Acquired Portfolio

5.1  The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2  The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4  Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5  As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Surviving Portfolio Shares received at the Closing.

5.6  The Surviving Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.7  The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Portfolio’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

5.8  The Surviving Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6.    Conditions Precedent To Obligations Of The Acquired Portfolio

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio’s election, to the performance by the Surviving Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Surviving Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2  The Fund and the Surviving Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Surviving Portfolio on or before the Closing Date; and

6.3  The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.    Conditions Precedent To Obligations Of The Surviving Portfolio

The obligations of the Surviving Portfolio to complete the transactions provided for herein shall be subject, at the Surviving Portfolio’s election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2  The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date;

7.3  The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4  The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date as of 4:00 p.m. Eastern Time.

8.    Further Conditions Precedent To Obligations Of The Surviving Portfolio And The Acquired Portfolio

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Surviving Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1  The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Surviving Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5  The parties shall have received the opinion of Dechert LLP addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Fund. Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9.  Brokerage Fees And Expenses

9.1  The Surviving Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  The expenses relating to the proposed Reorganization will be shared so that half of such costs are borne by the investment adviser to the Acquired and Surviving Portfolios and half is borne by the Acquired and Surviving Portfolios and will be paid by the Acquired Portfolio and the Surviving Portfolio pro rata based upon the relative net assets of the Portfolios as of the close of business on the record date for determining the shareholders of the Acquired Portfolio entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.    Entire Agreement; Survival Of Warranties

The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.    Termination

This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12.    Amendments

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Surviving Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    Notices

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Select Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.

14.    Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

14.1  The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2  This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.3  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.4  The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Surviving Portfolio and the Acquired Portfolio.

PACIFIC SELECT FUND

By:

President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

THE DIVERSIFIED RESEARCH PORTFOLIO (the “Portfolio”)

Purchases and Redemptions.    Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the separate accounts of Pacific Life Insurance Company and its affiliate, Pacific Life and Annuity Company to serve as an investment medium for a variable annuity or variable life insurance policy (Variable Contract) issued or administered by Pacific Life or its affiliate. For information on purchase of a Variable Contract, consult a prospectus for the applicable Variable Contract.

Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days as described in the Trust’s Statement of Additional Information.

Exchanges Among the Portfolios.    Owners of a Variable Contract (Variable Contract Owners) do not deal directly with the Trust to purchase, redeem, or exchange shares of the Trust, and Variable Contract Owners should refer to the Prospectus for the Variable Contract for information on the allocation of premiums and on transfers of accumulated value among options available under the Variable Contract.

Management of the Portfolio

Investment Adviser.    Pacific Life Insurance Company (“Pacific Life”) has overall responsibility for the management of the Portfolio. Founded in 1868, Pacific Life, the adviser and administrator of the Portfolios, provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses and pension plans a variety of investment products and services. Over the past six years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2002, and currently counts more than half of the 100 largest U.S. companies as clients. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the Trust’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time.

Portfolio Manager.    Pacific Life has retained Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., to manage the Diversified Research Portfolio. Capital Guardian was established in 1968 as a non-depository trust company. As of December 31, 2002, Capital Guardian managed approximately $120 billion, primarily for large institutional clients.

Capital Guardian uses a multiple portfolio management system under which a group of portfolio managers each have investment discretion over a portion of a client’s account. Portfolio management is supported by the research efforts of over 170 investment professionals. Capital Group International, Inc. spent over $130 million in 2002 on its research efforts.

B-1

Portfolio Availability.    The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the Trust’s portfolios—you choose investment options through your annuity contract or life insurance policy. The insurance company then invests in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. The Trust may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules.

How Share Price is Calculated.    Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data received shortly after the NYSE close, usually at or about 4:00 p.m. Eastern time. Generally, for any transaction, we’ll use the NAV calculated after we receive a request to buy, sell or exchange shares.

In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Pricing data is obtained from various sources approved by the board of trustees. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the Trust may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay may happen in any of the following situations:

•	the NYSE closes on a day other than a regular holiday or weekend

•	trading on the NYSE is restricted

•	an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable

•	the SEC permits a delay for the protection of shareholders.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Life or see the SAI.

B-2

Dividends and Distributions.    The Trust intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

Debt portfolios (Money Market, Inflation Managed, Managed Bond and High Yield Bond Portfolios):

Dividends declared and paid monthly

All other portfolios:

Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the portfolio, but in no event less frequently than annually.

B-3

FINANCIAL HIGHLIGHTS

The information presented below for the Diversified Research Portfolio has been audited by Deloitte & Touche LLP, independent auditors.

	Diversified Research Portfolio
	01/03/2000–12/31/2000	2001	2002
OPERATING PERFORMANCE
Net asset value, beginning of year	$10.00	$10.99	$10.66

Plus income from investment operations
Net investment income	0.03	0.02	0.03
Net realized and unrealized gain (loss) on securities	0.99	(0.33)	(2.61)

Total from investment operations	$1.02	$(0.31)	$(2.58)

Less distributions
Dividends from net investment income	(0.03)	(0.02)	(0.02)
Distributions from capital gains	—	—	—
Tax Basis Return of Capital	—	—	—

Total distributions	(0.03)	(0.02)	(0.02)
Net asset value, end of year	$10.99	$10.66	$8.06

Total investment returns[1]	10.21%	(2.74)%	(24.19)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$144,898	$242,648	$213,197
Ratios of expenses to average net assets
• after expense reductions[2,3]	0.98%	0.94%	0.95%
• before expense reductions	0.99%	0.96%	0.97%
Ratios of net investment income to average net assets
• after expense reductions	0.51%	0.28%	0.32%
• before expense reductions[2,3]	0.50%	0.26%	0.30%
Portfolio turnover rate	23.71%	34.80%	35.32%

1	Total investment returns are not annualized for periods of less than one full year.

2	The ratios of expenses to average daily net assets after expense reductions are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any.

3	The ratios of expenses and net investment income (loss) to average daily net assets are annualized for periods of less than one full year.

B-4

APPENDIX C

PACIFIC SELECT FUND

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS

(listed alphabetically by portfolio manager)

Blue Chip Portfolio	AIM
Aggressive Growth Portfolio	AIM
Diversified Research Portfolio	Capital Guardian
Small-Cap Equity Portfolio	Capital Guardian
International Large-Cap Portfolio	Capital Guardian
Short Duration Bond Portfolio	Goldman Sachs
I-Net Tollkeeper PortfolioSM	Goldman Sachs
Financial Services Portfolio	INVESCO
Health Sciences Portfolio	INVESCO
Technology Portfolio	INVESCO
Telecommunications Portfolio[1]	INVESCO
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Mid-Cap Value Portfolio	Lazard
International Value Portfolio	Lazard
Capital Opportunities Portfolio	MFS
Global Growth Portfolio[2]	MFS
Equity Index Portfolio	Mercury Advisors
Small-Cap Index Portfolio	Mercury Advisors
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio (formerly called Large-Cap Core Portfolio)	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Inflation Managed Portfolio	PIMCO
Managed Bond Portfolio	PIMCO
Small-Cap Value Portfolio	PIMCO Advisors—NFJ
Money Market Portfolio	Pacific Life
High Yield Bond Portfolio	Pacific Life
Equity Income Portfolio	Putnam
Research Portfolio[3]	Putnam
Equity Portfolio	Putnam
Aggressive Equity Portfolio	Putnam
Large-Cap Value Portfolio	Salomon Brothers
Comstock Portfolio (formerly called Strategic Value Portfolio)	Van Kampen
Real Estate Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen

[1]	If approved by shareholders, this Portfolio will be reorganized into the Technology Portfolio.
[2]	If approved by shareholders, this Portfolio will be reorganized into the International Large-Cap Portfolio.
[3]	If approved by shareholders, this Portfolio will be reorganized into the Diversified Research Portfolio.

C-1

PART B

PACIFIC SELECT FUND

Statement of Additional Information

November     , 2003

Acquisition of the Assets and Liabilities of the Telecommunications Portfolio (a portfolio of Pacific Select Fund) 700 Newport Center Drive Newport Beach, CA 92660	By and in Exchange for Shares of the Technology Portfolio (a portfolio of Pacific Select Fund) 700 Newport Center Drive Newport Beach, CA 92660

This Statement of Additional Information is available in connection with a proposed transaction whereby all of the assets and liabilities of the Telecommunications Portfolio will be transferred to the Technology Portfolio, in exchange for shares of the Technology Portfolio.

This Statement of Additional Information for Pacific Select Fund consists of this cover page and the attached documents, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The Statement of Additional Information for Pacific Select Fund dated May 1, 2003, as supplemented.

2.	The Financial Statements of the Technology Portfolio and the Telecommunications Portfolio included in the Annual and Semi-Annual Reports of Pacific Select Fund dated December 31, 2002 and June 30, 2003, respectively.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

A Prospectus/Proxy Statement dated November     , 2003 relating to the Reorganization of the Telecommunications Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660 or by calling (800) 722-2333 for variable annuity contract owners and (800) 800-7681 for variable life insurance policy owners.

PACIFIC SELECT FUND

The pro forma information included in the following sections is presented on a pro forma basis—assuming that the Research Portfolio was combined with the Diversified Research Portfolio for the periods shown. The information is based on the financial statements of the Diversified Research and Research Portfolios as of and for the year and period ended December 31, 2002 and June 30, 2003. The pro forma information has not been audited.

PACIFIC SELECT FUND

Pro Forma Statement of Assets and Liabilities

December 31, 2002 (Unaudited)

(In thousands, except per share amounts)

	Diversified Research	Research	Adjustments		Pro Forma Combined
ASSETS
Investments, at value	$212,889	$20,485	$-		$233,374
Collateral held for securities loaned, at fair value	15,075	1,484	-		16,559
Cash	1	1	-		2
Receivables:
Dividends and interest	289	31	-		320
Fund shares sold	282	13	-		295
Securities sold	-	-	-		-
Forward foreign currency contracts appreciation	-	4	-		4

Total Assets	228,536	22,018	-		250,554

LIABILITIES
Payable upon return of securities loaned	15,075	1,484	-		16,559
Payables:
Fund shares redeemed	11	-	-		11
Securities purchased	66	-	-		66
Accrued advisory fees	165	18	(16	) (1)	167
Accrued custodian and portfolio accounting fees	11	4	-		15
Accrued deferred trustee compensation	2	-	-		2
Accrued other	9	2	55	(1)	66
Forward foreign currency contracts depreciation	-	29	-		29

Total Liabilities	15,339	1,537	39		16,915

NET ASSETS	$213,197	$20,481	($39)		$233,639

NET ASSETS CONSIST OF:
Paid-in capital	$282,256	$24,325	$-		$306,581
Accumulated undistributed net investment income (loss)	122	(37)	(39	) (1)	46
Accumulated undistributed net realized loss	(19,350)	(2,898)	-		(22,248)
Net unrealized depreciation on investments and assets and liabilities in foreign currencies	(49,831)	(909)	-		(50,740)

NET ASSETS	$213,197	$20,481	($39)		$233,639

Shares of beneficial interest outstanding of $.001 par value	26,455	2,607	(65	) (2)	28,997

Net Asset Value Per Share	$8.06	$7.86	$-		$8.06

Investments, at cost	$262,721	$21,395	$-		$284,116

(1)	Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements).
(2)	Adjustment reflects new shares issued, net of retired shares of the Research Portfolio (See Note 8 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

A-1

PACIFIC SELECT FUND

Pro Forma Statement of Operations

For the Year Ended December 31, 2002 (Unaudited)

(In thousands)

	Diversified Research	Research(1)	Adjustments		Pro Forma Combined
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,576	$227	$-		$2,803
Interest	91	6	-		97
Securities lending	53	6	-		59

Total Investment Income	2,720	239	-		2,959

EXPENSES
Advisory fees	1,927	163	(16	) (2)	2,074
Custodian fees and expenses	15	30	-		45
Portfolio accounting fees	40	4	-		44
Printing expenses	18	1	-		19
Postage and mailing expenses	5	1	-		6
Distribution expenses	43	1	-		44
Legal fees	5	1	-		6
Trustees’ fees and expenses	4	-	-		4
Interest expenses	3	-	-		3
Organization expenses	-	11	-		11
Reorganization expenses	-	-	55	(2)	55
Other	11	1	-		12

Total Expenses	2,071	213	39		2,323
Recaptured Distribution Expenses	(43)	(1)	-		(44)
Adviser Expense Reimbursement	-	(32)	-		(32)

Net Expenses	2,028	180	39		2,247

NET INVESTMENT INCOME	692	59	(39)		712

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(15,121)	(2,898)	-		(18,019)
Foreign currency transactions	-	(8)	-		(8)

Net Realized Loss	(15,121)	(2,906)	-		(18,027)

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	(52,011)	(909)	-		(52,920)
Foreign currency transactions	-	(25)	-		(25)

Change in Net Unrealized Depreciation	(52,011)	(934)	-		(52,945)

NET LOSS	(67,132)	(3,840)	-		(70,972)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($66,440)	($3,781)	($39)		($70,260)

Foreign taxes withheld on dividends	$35	$2	$-		$37

(1)	Operations commenced on January 2, 2002.
(2)	Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

A-2

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments

December 31, 2002 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			U.S. C OMMON STOCKS - 89.56%
			Autos & Transportation - 0.46%
21,100		21,100	Navistar International Corp *	$512,941		$512,941
	17,570	17,570	Southwest Airlines Co		$244,223	244,223
	5,127	5,127	Union Pacific Corp		306,953	306,953

				512,941	551,176	1,064,117

			Consumer Discretionary - 14.29%
151,500		151,500	Amazon.com Inc *	2,861,835		2,861,835
182,050	6,200	188,250	AOL Time Warner Inc *	2,384,855	81,220	2,466,075
75,000		75,000	AutoNation Inc *	942,000		942,000
	2,710	2,710	AutoZone Inc *		191,462	191,462
	1,370	1,370	Avon Products Inc		73,802	73,802
	3,880	3,880	BearingPoint Inc *		26,772	26,772
	2,600	2,600	Best Buy Co Inc *		62,790	62,790
57,000		57,000	Carnival Corp	1,422,150		1,422,150
82,500		82,500	Costco Wholesale Corp *	2,314,950		2,314,950
	7,048	7,048	EchoStar Communications Corp ‘A’ *		156,888	156,888
9,900		9,900	Entercom Communications Corp *	464,508		464,508
33,000		33,000	Fox Entertainment Group Inc ‘A’ *	855,690		855,690
141,300		141,300	General Motors Corp ‘H’ *	1,511,910		1,511,910
	17,880	17,880	Hilton Hotels Corp		227,255	227,255
	800	800	International Game Technology *		60,736	60,736
	2,735	2,735	J.C. Penney Co Inc		62,932	62,932
	6,980	6,980	Kimberly-Clark Corp		331,341	331,341
10,800		10,800	Knight-Ridder Inc	683,100		683,100
	1,498	1,498	Kohl’s Corp *		83,813	83,813
215,592	27,888	243,480	Liberty Media Corp ‘A’ *	1,927,392	249,319	2,176,711
67,300	7,300	74,600	Lowe’s Cos Inc	2,523,750	273,750	2,797,500
19,500		19,500	McDonald’s Corp	313,560		313,560
	13,630	13,630	Office Depot Inc *		201,179	201,179
55,100		55,100	Radio One Inc ‘D’ *	795,093		795,093
55,300		55,300	RadioShack Corp	1,036,322		1,036,322
40,300		40,300	Robert Half International Inc *	649,233		649,233
	9,970	9,970	Royal Caribbean Cruises Ltd		166,499	166,499
52,900		52,900	Sabre Holdings Corp *	958,019		958,019
24,200		24,200	Starwood Hotels & Resorts Worldwide Inc	574,508		574,508
	11,000	11,000	Target Corp		330,000	330,000
30,000		30,000	The Interpublic Group of Cos Inc	422,400		422,400
	4,520	4,520	The TJX Cos Inc		88,230	88,230
	5,100	5,100	The Walt Disney Co		83,181	83,181
33,800		33,800	TMP Worldwide Inc *	382,278		382,278
156,200		156,200	USA Interactive *	3,570,732		3,570,732
74,000		74,000	VeriSign Inc *	593,480		593,480
45,900	5,600	51,500	Wal-Mart Stores Inc	2,318,409	282,856	2,601,265
	2,830	2,830	Waste Management Inc		64,864	64,864
24,000		24,000	Williams-Sonoma Inc *	651,600		651,600
	5,210	5,210	Yum! Brands Inc *		126,186	126,186

				30,157,774	3,225,075	33,382,849

			Consumer Staples - 5.30%
25,700		25,700	Anheuser-Busch Cos Inc	1,243,880		1,243,880
124,600		124,600	Campbell Soup Co	2,924,362		2,924,362
	1,559	1,559	General Mills Inc		73,195	73,195
	7,491	7,491	Kraft Foods Inc ‘A’		291,625	291,625
131,100	10,770	141,870	PepsiCo Inc	5,535,042	454,709	5,989,751
34,100	11,990	46,090	Philip Morris Cos Inc	1,382,073	485,955	1,868,028

				11,085,357	1,305,484	12,390,841

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-3

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Diversified - 2.77%
258,700		258,700	General Electric Co	$6,299,345		$6,299,345
	7,140	7,140	Honeywell International Inc		$171,360	171,360

				6,299,345	171,360	6,470,705

			Energy - 4.02%
180,100		180,100	Baker Hughes Inc	5,797,419		5,797,419
51,700		51,700	BJ Services Co *	1,670,427		1,670,427
	1,600	1,600	Burlington Resources Inc		68,240	68,240
120,400		120,400	El Paso Corp	837,984		837,984
	28,117	28,117	Reliant Resources Inc *		89,974	89,974
344,700		344,700	Williams Cos Inc	930,690		930,690

				9,236,520	158,214	9,394,734

			Financial Services - 18.54%
18,100	13,050	31,150	American International Group Inc	1,047,085	754,942	1,802,027
71,800		71,800	AmeriCredit Corp *	555,732		555,732
	1,010	1,010	Bank of America Corp		70,266	70,266
175,200		175,200	Bank One Corp	6,403,560		6,403,560
	3,620	3,620	Capital One Financial Corp		107,586	107,586
45,100		45,100	CheckFree Corp *	721,645		721,645
42,700		42,700	Cincinnati Financial Corp	1,603,385		1,603,385
	23,600	23,600	Citigroup Inc		830,484	830,484
	3,075	3,075	Comerica Inc		132,963	132,963
58,000		58,000	Concord EFS Inc *	912,920		912,920
	2,504	2,504	Equity Office Properties Trust		62,550	62,550
	1,250	1,250	Fifth Third Bancorp		73,188	73,188
	7,160	7,160	Freddie Mac		422,798	422,798
14,400		14,400	General Growth Properties Inc	748,800		748,800
41,800		41,800	Household International Inc	1,162,458		1,162,458
170,100		170,100	J.P. Morgan Chase & Co	4,082,400		4,082,400
	7,575	7,575	MBNA Corp		144,076	144,076
	3,440	3,440	Radian Group Inc		127,796	127,796
124,600		124,600	SLM Corp	12,940,956		12,940,956
	1,600	1,600	TCF Financial Corp		69,904	69,904
	12,120	12,120	The Bank of New York Co Inc		290,395	290,395
38,300		38,300	The Hartford Financial Services Group Inc	1,739,969		1,739,969
68,300		68,300	The PMI Group Inc	2,051,732		2,051,732
	20,610	20,610	U.S. Bancorp		437,344	437,344
158,900		158,900	Washington Mutual Inc	5,486,817		5,486,817
	2,678	2,678	Wells Fargo & Co		125,518	125,518
	5,380	5,380	Zions Bancorp		211,698	211,698

				39,457,459	3,861,508	43,318,967

			Health Care - 17.10%
	9,570	9,570	Abbott Laboratories		382,800	382,800
102,700		102,700	Allergan Inc	5,917,574		5,917,574
	3,256	3,256	Amgen Inc *		157,395	157,395
	9,200	9,200	Baxter International Inc		257,600	257,600
63,900		63,900	Becton Dickinson & Co	1,961,091		1,961,091
	1,590	1,590	Boston Scientific Corp *		67,607	67,607
	6,055	6,055	Cardinal Health Inc		358,395	358,395
101,700	3,210	104,910	Forest Laboratories Inc *	9,988,974	315,286	10,304,260
19,000		19,000	Genentech Inc *	630,040		630,040
72,200		72,200	Guidant Corp *	2,227,370		2,227,370
	2,300	2,300	HCA Inc		95,450	95,450
	9,450	9,450	Johnson & Johnson		507,560	507,560
	40	40	King Pharmaceuticals Inc *		688	688
68,900		68,900	Lincare Holdings Inc *	2,178,618		2,178,618
	2,334	2,334	MedImmune Inc *		63,415	63,415

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-4

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Health Care - 17.10% (continued)
49,600	1,150	50,750	Medtronic Inc	$2,261,760	$52,440	$2,314,200
380,700	9,120	389,820	Pfizer Inc	11,637,999	278,798	11,916,797
	11,680	11,680	Pharmacia Corp		488,224	488,224
	912	912	WellPoint Health Networks Inc *		64,898	64,898
	1,700	1,700	Wyeth		63,580	63,580

				36,803,426	3,154,136	39,957,562

			Integrated Oils - 3.54%
16,700		16,700	ChevronTexaco Corp	1,110,216		1,110,216
105,600	27,090	132,690	Exxon Mobil Corp	3,689,664	946,525	4,636,189
	3,050	3,050	GlobalSantaFe Corp		74,176	74,176
79,900		79,900	Unocal Corp	2,443,342		2,443,342

				7,243,222	1,020,701	8,263,923

			Materials & Processing - 4.11%
67,800		67,800	Air Products & Chemicals Inc	2,898,450		2,898,450
	2,700	2,700	Alcoa Inc		61,506	61,506
25,400		25,400	American Standard Cos Inc *	1,806,956		1,806,956
29,200		29,200	Bowater Inc	1,224,940		1,224,940
30,700		30,700	E.I. du Pont de Nemours & Co	1,301,680		1,301,680
45,000		45,000	Fluor Corp	1,260,000		1,260,000
23,600		23,600	Newmont Mining Corp	685,108		685,108
	3,000	3,000	PPG Industries Inc		150,450	150,450
	2,000	2,000	Rohm & Haas Co		64,960	64,960
	4,800	4,800	Smurfit-Stone Container Corp *		73,877	73,877
	1,670	1,670	Weyerhaeuser Co		82,181	82,181

				9,177,134	432,974	9,610,108

			Producer Durables - 3.06%
44,500		44,500	Agilent Technologies Inc *	799,220		799,220
128,300		128,300	Applied Materials Inc *	1,671,749		1,671,749
	7,500	7,500	Dover Corp		218,700	218,700
7,200	1,401	8,601	Emerson Electric Co	366,120	71,241	437,361
28,100		28,100	KLA-Tencor Corp *	993,897		993,897
41,700		41,700	Lam Research Corp *	450,360		450,360
	2,140	2,140	Lexmark International Inc *		129,470	129,470
	2,100	2,100	Lockheed Martin Corp		121,275	121,275
	4,970	4,970	Parker Hannifin Corp		229,266	229,266
58,300		58,300	Polycom Inc *	555,016		555,016
29,700		29,700	Teradyne Inc *	386,397		386,397
18,800		18,800	United Technologies Corp	1,164,472		1,164,472

				6,387,231	769,952	7,157,183

			Technology - 8.28%
	2,500	2,500	Adobe Systems Inc		62,275	62,275
45,000		45,000	Altera Corp *	555,300		555,300
	2,400	2,400	Analog Devices Inc *		57,288	57,288
135,800		135,800	Applera Corp-Applied Biosystems Group	2,381,932		2,381,932
88,000		88,000	Applied Micro Circuits Corp *	324,720		324,720
	3,770	3,770	BMC Software Inc *		64,505	64,505
30,000		30,000	Broadcom Corp ‘A’ *	451,800		451,800
62,000		62,000	Cadence Design Systems Inc *	730,980		730,980
151,600		151,600	Cisco Systems Inc *	1,985,960		1,985,960
	14,650	14,650	Computer Associates International Inc		197,775	197,775
	8,600	8,600	Dell Computer Corp *		229,964	229,964
	28,430	28,430	Hewlett-Packard Co		493,545	493,545
	26,100	26,100	Intel Corp		406,377	406,377
14,700		14,700	International Business Machines Corp	1,139,250		1,139,250
215,000		215,000	JDS Uniphase Corp *	531,050		531,050

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-5

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Technology - 8.28% (continued)
31,200		31,200	Macromedia Inc *	$332,280		$332,280
102,700	15,700	118,400	Microsoft Corp *	5,309,590	$811,690	6,121,280
	11,580	11,580	Motorola Inc		100,167	100,167
	2,700	2,700	NCR Corp *		64,098	64,098
41,400		41,400	Network Associates Inc *	666,126		666,126
	20	20	PeopleSoft Inc *		366	366
6,400		6,400	PMC-Sierra Inc *	35,584		35,584
35,000	1,700	36,700	QUALCOMM Inc *	1,273,650	61,863	1,335,513
9,100	3,100	12,200	Raytheon Co	279,825	95,325	375,150
15,100		15,100	Seagate Technology *	162,023		162,023
34,400		34,400	Veritas Software Corp *	537,328		537,328

				16,697,398	2,645,238	19,342,636

			Utilities - 8.09%
80,420	2,802	83,222	AT&T Corp	2,099,766	73,160	2,172,926
	11,270	11,270	BellSouth Corp		291,555	291,555
251,009		251,009	Cablevision Systems Corp ‘A’ *	4,201,891		4,201,891
	9,590	9,590	CenterPoint Energy Inc		81,515	81,515
	2,400	2,400	CenturyTel Inc		70,512	70,512
10,440	11,508	21,948	Comcast Corp ‘A’ *	$246,071	271,244	517,315
30,300		30,300	Cox Communications Inc ‘A’ *	860,520		860,520
	14,634	14,634	Edison International *		173,413	173,413
	1,700	1,700	Entergy Corp		77,503	77,503
	2,100	2,100	FirstEnergy Corp		69,237	69,237
27		27	Kinder Morgan Inc	1,141		1,141
28,884		28,884	Kinder Morgan Management LLC *	912,452		912,452
63,700	3,400	67,100	NiSource Inc	1,274,000	68,000	1,342,000
	5,500	5,500	PG&E Corp *		76,450	76,450
33,800		33,800	Pinnacle West Capital Corp	1,152,242		1,152,242
	1,600	1,600	Progress Energy Inc		69,360	69,360
205,400		205,400	Sprint Corp-FON Group	2,974,192		2,974,192
548,400		548,400	Sprint Corp-PCS Group *	2,401,992		2,401,992
370,600		370,600	The AES Corp *	1,119,212		1,119,212
	8,400	8,400	Verizon Communications Inc		325,500	325,500

				17,243,479	1,647,449	18,890,928

			Total U.S. Common Stocks	190,301,286	18,943,267	209,244,553

			FOREIGN COMMON STOCKS - 7.43%
			Australia - 0.03%
	11,403	11,403	BHP Billiton Ltd	-	64,901	64,901

			Barbados - 1.11%
12,900		12,900	Everest Re Group Ltd	713,370		713,370
46,900		46,900	Weatherford International Ltd *	1,872,717		1,872,717

				2,586,087	-	2,586,087

			Bermuda - 2.40%
	7,320	7,320	ACE Ltd		214,769	214,769
31,700	5,800	37,500	Ingersoll-Rand Co ‘A’	1,365,002	249,748	1,614,750
82,000	21,190	103,190	Tyco International Ltd	1,400,560	361,925	1,762,485
23,900	1,830	25,730	XL Capital Ltd ‘A’	1,846,275	141,367	1,987,642

				4,611,837	967,809	5,579,646

			Canada - 0.22%
5,600		5,600	Canadian National Railway Co	232,736		232,736

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-6

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Canada - 0.22%(continued)
15,200		15,200	Nova Chemicals Corp	$278,160		$278,160

				510,896	$-	510,896

			Finland - 0.02%
	3,733	3,733	Nokia OYJ ADR	-	57,861	57,861

			France - 0.33%
39,200		39,200	Vivendi Universal SA ADR	629,944		629,944
	2,120	2,120	TotalFinaElf SA ADR		151,580	151,580

				629,944	151,580	781,524

			Germany - 0.25%
14,000		14,000	Siemens AG ADR	589,820	-	589,820

			Italy - 0.05%
	1,500	1,500	Eni SPA ADR	-	117,735	117,735

			Japan - 0.02%
	5,200	5,200	Advantest Corp ADR	-	55,796	55,796

			Netherlands - 0.72%
44,000		44,000	ASML Holding NV ‘NY’*	367,840		367,840
30,100		30,100	Royal Dutch Petroleum Co ‘NY’	1,325,002		1,325,002

				1,692,842	-	1,692,842

			Switzerland - 0.03%
	878	878	CIBA Specialty Chemicals AG		61,271	61,271
	5	5	Novartis AG ADR		184	184

				-	61,455	61,455

			United Kingdom - 2.25%
61,000		61,000	Amdocs Ltd *	599,020		599,020
132,700		132,700	AstraZeneca PLC ADR	4,656,443		4,656,443

				5,255,463	-	5,255,463

			Total Foreign Common Stocks	15,876,889	1,477,137	17,354,026

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-7

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Principal Amount			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			SHORT-TERM INVESTMENTS - 2.90%
			Repurchase Agreements - 2.90%
$6,711,000		$6,711,000	State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $6,711,280; collateralized by U.S. Treasury Bonds—market value $6,852,381 and due 08/15/20)	$6,711,000		$6,711,000
	$65,000	65,000	State Street Bank and Trust Co 0.750% due 01/02/03 (Dated 12/31/02, repurchase price of $65,003; collateralized by U.S. Treasury Bonds—market value $68,681 and due 02/15/16)		$65,000	65,000

			Total Short-Term Investments	6,711,000	65,000	6,776,000

			TOTAL INVESTMENTS - 99.89%	212,889,175	20,485,404	233,374,579

			OTHER ASSETS & LIABILITIES, NET - 0.13%	307,586	(4,831)	302,755

			NET ASSETS BEFORE ADJUSTMENT - 100.02%	$213,196,761	$20,480,573	233,677,334

			ADJUSTMENT - (0.02%)(a)			(38,818)

			NET ASSETS AFTER ADJUSTMENT - 100.00%			$233,638,516

			TOTAL INVESTMENTS - COST	$262,720,761	$21,394,587	$284,115,348

See Notes to Pro Forma Financial Statements	See explanation of symbols on A-9

A-8

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

December 31, 2002 (Unaudited)

Notes to Pro Forma Schedule of Investments

(a)	Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements).

(b)	Forward foreign currency contracts outstanding at December 31, 2002, were as follows:

Diversified Research	Research	Pro Forma Combined				Diversified Research	Research	Pro Forma Combined

Principal Amount Covered by Contracts (In Foreign Currency)			Contracts to Buy or to Sell	Currency	Expiration	Unrealized Appreciation (Depreciation)
	120,000	120,000	Sell	AUD	03/03		($501)	($501)
	73,000	73,000	Buy	CHF	03/03		3,189	3,189
	158,000	158,000	Sell	CHF	03/03		(6,983)	(6,983)
	307,900	307,900	Sell	EUR	03/03		(16,434)	(16,434)
	64,000	64,000	Buy	GBP	03/03		1,027	1,027
	64,000	64,000	Sell	GBP	03/03		(2,895)	(2,895)
	6,591,000	6,591,000	Sell	JPY	03/03		(2,505)	(2,505)

						$-	($25,102)	($25,102)

(c)	Principal amount denoted in the indicated currency:

AUD—Australian Dollar	EUR—Eurodollar	JPY—Japanese Yen
CHF—Swiss Franc	GBP—British Pound

(d)	Explanation of Symbols for Pro Forma Schedules of Investments:

*	Non-income producing securities.

See Notes to Pro Forma Financial Statements

A-9

PACIFIC SELECT FUND

Pro Forma Statement of Assets and Liabilities

June 30, 2003 (Unaudited)

(In thousands, except per share amounts)

	Diversified Research	Research	Adjustments		Pro Forma Combined
ASSETS
Investments, at value	$301,979	$24,705	$-		$326,684
Repurchase agreements, at value	7,392	318	-		7,710
Cash	1	-	-		1
Foreign currency held, at value	-	9	-		9
Receivables:
Dividends and interest	240	30	-		270
Fund shares sold	1	23	-		24
Securities sold	116	4	-		120
Forward foreign currency contracts appreciation	-	15	-		15

Total Assets	309,729	25,104	-		334,833

LIABILITIES
Payable upon return of securities loaned	21,851	702	-		22,553
Payables:
Fund shares redeemed	305	1	-		306
Securities purchased	1,356	27	-		1,383
Accrued advisory fees	212	19	(10	) (1)	221
Accrued custodian and portfolio accounting fees	15	5	-		20
Accrued deferred trustee compensation	3	-	-		3
Accrued other	14	1	55	(1)	70
Forward foreign currency contracts depreciation	-	9	-		9

Total Liabilities	23,756	764	45		24,565

NET ASSETS	$285,973	$24,340	($45)		$310,268

NET ASSETS CONSIST OF:
Paid-in capital	$318,529	$26,199	$-		$344,728
Accumulated undistributed net investment income	612	-	(45	) (1)	567
Accumulated undistributed net realized loss	(25,537)	(3,434)	-		(28,971)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(7,631)	1,575	-		(6,056)

NET ASSETS	$285,973	$24,340	($45)		$310,268

Shares of beneficial interest outstanding of $.001 par value	30,493	2,815	(220	) (2)	33,088

Net Asset Value Per Share	$9.38	$8.65	$-		$9.38

Investments and repurchase agreements, at cost	$317,002	$23,448	$-		$340,450
Foreign currency held, at cost	-	8	-		8

(1)	Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements)
(2)	Adjustment reflects new shares issued, net of retired shares of the Research Portfolio (See Note 8 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND

Pro Forma Statement of Operations

For the Period Ended June 30, 2003 (Unaudited)

(In thousands)

	Diversified Research	Research	Adjustments		Pro Forma Combined
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,550	$169	$-		$1,719
Interest	31	1	-		32
Securities lending	13	2	-		15

Total Investment Income	1,594	172	-		1,766

EXPENSES
Advisory fees	1,044	100	(10	) (1)	1,134
Custodian fees and expenses	8	12	-		20
Portfolio accounting fees	23	2	-		25
Printing expenses	11	1	-		12
Postage and mailing expenses	3	-	-		3
Distribution expenses	23	3	-		26
Legal fees	4	-	-		4
Trustees’ fees and expenses	3	-	-		3
Interest expenses	-	1	-		1
Reorganization expenses	-	-	55	(1)	55
Other	7	1	-		8

Total Expenses	1,126	120	45		1,291
Recaptured Distribution Expenses	(23)	(3)	-		(26)
Adviser Expense Reimbursement	-	(6)	-		(6)

Net Expenses	1,103	111	45		1,259

NET INVESTMENT INCOME	491	61	(45)		507

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(6,187)	(535)	-		(6,722)
Foreign currency transactions	-	(100)	-		(100)

Net Realized Loss	(6,187)	(635)	-		(6,822)

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	42,200	2,485	-		44,685
Foreign currency transactions	-	30	-		30

Change in Net Unrealized Appreciation	42,200	2,515	-		44,715

NET GAIN	36,013	1,880	-		37,893

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,504	$1,941	($45)		$38,400

Foreign taxes withheld on dividends	$18	$3	$-		$21

(1)	Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments

June 30, 2003 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			U.S. COMMON STOCKS - 88.36%
			Autos & Transportation - 0.54%
	2,700	2,700	Harley-Davidson Inc		$107,622	$107,622
	1,700	1,700	Lear Corp *		78,234	78,234
26,400		26,400	Navistar International Corp *	$861,432		861,432
	18,500	18,500	Southwest Airlines Co		318,200	318,200
	5,100	5,100	Union Pacific Corp		295,902	295,902

				861,432	799,958	1,661,390

			Consumer Discretionary - 14.35%
38,600		38,600	Amazon.com Inc *	1,408,514		1,408,514
229,050	13,400	242,450	AOL Time Warner Inc *	3,685,414	215,606	3,901,020
92,500		92,500	AutoNation Inc *	1,454,100		1,454,100
	3,700	3,700	AutoZone Inc *		281,089	281,089
	1,200	1,200	Avon Products Inc		74,640	74,640
67,400		67,400	Carnival Corp	2,191,174		2,191,174
99,200		99,200	Costco Wholesale Corp *	3,630,720		3,630,720
	3,900	3,900	Darden Restaurants Inc		74,022	74,022
9,900		9,900	Entercom Communications Corp *	485,199		485,199
41,700	2,400	44,100	Fox Entertainment Group Inc ‘A’ *	1,200,126	69,072	1,269,198
	1,000	1,000	Gannett Co Inc		76,810	76,810
181,300		181,300	General Motors Corp ‘H’ *	2,322,453		2,322,453
181,500		181,500	InterActiveCorp *	7,181,955		7,181,955
10,800		10,800	Knight-Ridder Inc	744,444		744,444
	3,900	3,900	Kohl’s Corp *		200,382	200,382
215,592	20,400	235,992	Liberty Media Corp ‘A’ *	2,492,244	235,824	2,728,068
73,800	9,400	83,200	Lowe’s Cos Inc	3,169,710	403,730	3,573,440
	3,000	3,000	Marriott International Inc ‘A’		115,260	115,260
19,500		19,500	McDonald’s Corp	430,170		430,170
33,800		33,800	Monster Worldwide Inc *	666,874		666,874
	1,100	1,100	Omnicom Group Inc		78,870	78,870
55,100		55,100	Radio One Inc ‘D’ *	979,127		979,127
64,900		64,900	RadioShack Corp	1,707,519		1,707,519
40,300		40,300	Robert Half International Inc *	763,282		763,282
82,500		82,500	Sabre Holdings Corp	2,033,625		2,033,625
24,200		24,200	Starwood Hotels & Resorts Worldwide Inc	691,878		691,878
	3,600	3,600	Target Corp		136,224	136,224
66,000		66,000	The Interpublic Group of Cos Inc	883,080		883,080
	5,100	5,100	The TJX Cos Inc		96,084	96,084
	8,800	8,800	The Walt Disney Co		173,800	173,800
58,500		58,500	VeriSign Inc *	809,055		809,055
15,000	13,000	28,000	Wal-Mart Stores Inc	805,050	697,710	1,502,760
	3,100	3,100	Whirlpool Corp		197,470	197,470
57,200		57,200	Williams-Sonoma Inc *	1,670,240		1,670,240

				41,405,953	3,126,593	44,532,546

			Consumer Staples - 5.50%
46,300	9,300	55,600	Altria Group Inc	2,103,872	422,592	2,526,464
25,700		25,700	Anheuser-Busch Cos Inc	1,311,985		1,311,985
146,300		146,300	Campbell Soup Co	3,584,350		3,584,350
	2,600	2,600	CVS Corp		72,878	72,878
	4,200	4,200	General Mills Inc		199,122	199,122
30,000	2,400	32,400	Kraft Foods Inc ‘A’	976,500	78,120	1,054,620
69,000	11,700	80,700	Pepsi Bottling Group Inc	1,381,380	234,234	1,615,614
137,200	6,000	143,200	PepsiCo Inc	6,105,400	267,000	6,372,400
	7,000	7,000	The Coca-Cola Co		324,870	324,870

				15,463,487	1,598,816	17,062,303

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Diversified - 3.61%
318,300	22,300	340,600	General Electric Co	$9,128,844	$639,564	$9,768,408
	7,200	7,200	Honeywell International Inc		193,320	193,320
25,700		25,700	Schlumberger Ltd	1,222,549		1,222,549

				10,351,393	832,884	11,184,277

			Energy - 4.17%
	1,400	1,400	Apache Corp		91,084	91,084
212,200		212,200	Baker Hughes Inc	7,123,554		7,123,554
60,900		60,900	BJ Services Co *	2,275,224		2,275,224
13,900		13,900	Equitable Resources Inc	566,286		566,286
364,900		364,900	Williams Cos Inc	2,882,710		2,882,710

				12,847,774	91,084	12,938,858

			Financial Services - 18.51%
33,500	13,400	46,900	American International Group Inc	1,848,530	739,412	2,587,942
71,800		71,800	AmeriCredit Corp *	613,890		613,890
39,000	1,800	40,800	Automatic Data Processing Inc	1,320,540	60,948	1,381,488
	4,100	4,100	Bank of America Corp		324,023	324,023
166,600		166,600	Bank One Corp	6,194,188		6,194,188
	1,400	1,400	Capital One Financial Corp		68,852	68,852
50,800		50,800	CheckFree Corp *	1,414,272		1,414,272
9,000		9,000	Chubb Corp	540,000		540,000
42,700		42,700	Cincinnati Financial Corp	1,583,743		1,583,743
	13,800	13,800	Citigroup Inc		590,640	590,640
	3,100	3,100	Comerica Inc		144,150	144,150
	2,400	2,400	Equity Office Properties Trust		64,824	64,824
	5,800	5,800	Fannie Mae		391,152	391,152
	7,500	7,500	Fifth Third Bancorp		430,050	430,050
	2,900	2,900	Fiserv Inc *		103,269	103,269
72,400		72,400	FleetBoston Financial Corp	2,151,004		2,151,004
	7,500	7,500	Freddie Mac		380,775	380,775
15,900		15,900	General Growth Properties Inc	992,796		992,796
179,700		179,700	J.P. Morgan Chase & Co	6,142,146		6,142,146
	14,400	14,400	MBNA Corp		300,096	300,096
	2,500	2,500	Paychex Inc		73,275	73,275
421,800		421,800	SLM Corp	16,521,906		16,521,906
36,400	1,900	38,300	State Street Corp	1,434,160	74,860	1,509,020
	11,800	11,800	The Bank of New York Co Inc		339,250	339,250
	6,800	6,800	The Charles Schwab Corp		68,612	68,612
44,100		44,100	The Hartford Financial Services Group Inc	2,220,876		2,220,876
110,800		110,800	The PMI Group Inc	2,973,872		2,973,872
	4,300	4,300	Travelers Property Casualty Corp ‘A’		68,370	68,370
	4,300	4,300	Travelers Property Casualty Corp ‘B’		67,811	67,811
	8,000	8,000	U.S. Bancorp		196,000	196,000
158,900		158,900	Washington Mutual Inc	6,562,570		6,562,570
	4,400	4,400	Wells Fargo & Co		221,760	221,760
	4,000	4,000	Zions Bancorp		202,440	202,440

				52,514,493	4,910,569	57,425,062

			Health Care - 14.06%
	4,300	4,300	Abbott Laboratories		188,168	188,168
118,700	1,000	119,700	Allergan Inc	9,151,770	77,100	9,228,870
	3,400	3,400	AmerisourceBergen Corp		235,790	235,790
36,200	3,500	39,700	Amgen Inc *	2,405,128	232,540	2,637,668
	3,000	3,000	Baxter International Inc		78,000	78,000
33,200		33,200	Becton Dickinson & Co	1,289,820		1,289,820
15,100		15,100	Biogen Inc *	573,800		573,800
	6,700	6,700	Cardinal Health Inc		430,810	430,810
203,400	2,500	205,900	Forest Laboratories Inc *	11,136,150	136,875	11,273,025
	1,600	1,600	Genzyme Corp-General Division *		66,880	66,880
40,100		40,100	Guidant Corp	1,780,039		1,780,039

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Health Care - (Continued)
45,000		45,000	HCA Inc	$1,441,800		$1,441,800
	11,900	11,900	Johnson & Johnson		$615,230	615,230
69,400		69,400	Lincare Holdings Inc *	2,186,794		2,186,794
	4,000	4,000	Medtronic Inc		191,880	191,880
297,300	31,900	329,200	Pfizer Inc	10,152,795	1,089,385	11,242,180
	3,800	3,800	Wyeth		173,090	173,090

				40,118,096	3,515,748	43,633,844

			Integrated Oils - 2.66%
16,700		16,700	ChevronTexaco Corp	1,205,740		1,205,740
	4,300	4,300	ConocoPhillips		235,640	235,640
105,600		105,600	Exxon Mobil Corp	3,792,096		3,792,096
	7,800	7,800	GlobalSantaFe Corp		182,052	182,052
99,100		99,100	Unocal Corp	2,843,179		2,843,179

				7,841,015	417,692	8,258,707

			Materials & Processing - 4.62%
75,700		75,700	Air Products & Chemicals Inc	3,149,120		3,149,120
	4,200	4,200	Alcoa Inc		107,100	107,100
42,800		42,800	American Standard Cos Inc *	3,164,204		3,164,204
	2,200	2,200	Avery Dennison Corp		110,440	110,440
26,100		26,100	Bowater Inc	977,445		977,445
74,800	2,700	77,500	E.I. du Pont de Nemours & Co	3,114,672	112,428	3,227,100
67,300		67,300	Fluor Corp	2,263,972		2,263,972
4,100		4,100	International Paper Co	146,493		146,493
	1,800	1,800	Masco Corp		42,930	42,930
23,200		23,200	Phelps Dodge Corp *	889,488		889,488
	1,300	1,300	PPG Industries Inc		65,962	65,962
	10,000	10,000	Smurfit-Stone Container Corp *		130,300	130,300
	1,300	1,300	Weyerhaeuser Co		70,200	70,200

				13,705,394	639,360	14,344,754

			Producer Durables - 3.72%
47,900		47,900	Agilent Technologies Inc *	936,445		936,445
159,400		159,400	Applied Materials Inc *	2,528,084		2,528,084
	4,600	4,600	Dover Corp		137,816	137,816
20,400	2,500	22,900	Emerson Electric Co	1,042,440	127,750	1,170,190
28,100		28,100	KLA-Tencor Corp *	1,306,369		1,306,369
56,200		56,200	Lam Research Corp *	1,023,402		1,023,402
	2,600	2,600	Lexmark International Inc *		184,002	184,002
	3,500	3,500	Lockheed Martin Corp		166,495	166,495
	1,600	1,600	Parker Hannifin Corp		67,184	67,184
81,800		81,800	Polycom Inc *	1,133,748		1,133,748
29,700		29,700	Teradyne Inc *	514,107		514,107
22,200		22,200	The Boeing Co	761,904		761,904
21,700		21,700	United Technologies Corp	1,537,011		1,537,011
	7,900	7,900	Xerox Corp *		83,661	83,661

				10,783,510	766,908	11,550,418

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Technology - 7.48%
25,000		25,000	Altera Corp *	$410,000		$410,000
28,900		28,900	Apple Computer Inc *	552,568		552,568
135,800		135,800	Applera Corp-Applied Biosystems Group	2,584,274		2,584,274
64,000		64,000	Applied Micro Circuits Corp *	387,200		387,200
	4,200	4,200	BMC Software Inc *		$68,586	68,586
62,000		62,000	Cadence Design Systems Inc *	747,720		747,720
159,300		159,300	Cisco Systems Inc *	2,658,717		2,658,717
	10,200	10,200	Computer Associates International Inc		227,256	227,256
	6,900	6,900	Dell Computer Corp *		220,524	220,524
	29,200	29,200	Hewlett-Packard Co		621,960	621,960
	24,300	24,300	Intel Corp		505,051	505,051
18,100		18,100	International Business Machines Corp	1,493,250		1,493,250
215,000		215,000	JDS Uniphase Corp *	754,650		754,650
31,200		31,200	Macromedia Inc *	656,448		656,448
212,200	40,400	252,600	Microsoft Corp	5,434,442	1,034,644	6,469,086
41,400		41,400	Network Associates Inc *	524,952		524,952
	19,700	19,700	Oracle Corp *		236,794	236,794
6,400		6,400	PMC-Sierra Inc *	75,072		75,072
39,700	7,600	47,300	QUALCOMM Inc	1,419,275	271,700	1,690,975
38,300	2,500	40,800	Raytheon Co	1,257,772	82,100	1,339,872
34,400		34,400	VERITAS Software Corp *	986,248		986,248

				19,942,588	3,268,615	23,211,203

			Utilities - 9.14%
53,000		53,000	American Electric Power Co Inc	1,580,990		1,580,990
110,120		110,120	AT&T Corp	2,119,810		2,119,810
	14,700	14,700	AT&T Wireless Services Inc *		120,687	120,687
	11,400	11,400	BellSouth Corp		303,582	303,582
270,709		270,709	Cablevision Systems Corp ‘A’ *	5,619,919		5,619,919
	8,400	8,400	CenterPoint Energy Inc		68,460	68,460
	4,900	4,900	CenturyTel Inc		170,765	170,765
	10,700	10,700	Comcast Corp ‘A’ *		322,926	322,926
37,700		37,700	Cox Communications Inc ‘A’ *	1,202,630		1,202,630
	8,500	8,500	Edison International *		139,655	139,655
	3,500	3,500	Entergy Corp		184,730	184,730
	2,300	2,300	FirstEnergy Corp		88,435	88,435
27		27	Kinder Morgan Inc	1,476		1,476
82,064		82,064	Kinder Morgan Management LLC *	3,074,117		3,074,117
87,700		87,700	NiSource Inc	1,666,300		1,666,300
	8,800	8,800	PG&E Corp *		186,120	186,120
40,300		40,300	Pinnacle West Capital Corp	1,509,235		1,509,235
	1,800	1,800	Progress Energy Inc		79,020	79,020
	10,900	10,900	SBC Communications Inc		278,495	278,495
220,400		220,400	Sprint Corp-FON Group	3,173,760		3,173,760
665,400		665,400	Sprint Corp-PCS Group *	3,826,050		3,826,050
415,200		415,200	The AES Corp *	2,636,520		2,636,520

				26,410,807	1,942,875	28,353,682

			Total U.S. Common Stocks	252,245,942	21,911,102	274,157,044

			FOREIGN COMMON STOCKS - 9.66%
			Australia - 0.02%
	13,000	13,000	BHP Billiton Ltd	—	75,529	75,529

			Barbados - 0.32%
12,900		12,900	Everest Re Group Ltd	986,850	—	986,850

			Bermuda - 2.61%
	5,100	5,100	ACE Ltd		174,879	174,879
41,500	3,100	44,600	Ingersoll-Rand Co Ltd ‘A’	1,963,780	146,692	2,110,472

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Shares			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			Bermuda - (Continued)
56,400	11,500	67,900	Tyco International Ltd	$1,070,472	$218,270	$1,288,742
49,800		49,800	Weatherford International Ltd *	2,086,620		2,086,620
28,400	800	29,200	XL Capital Ltd ‘A’	2,357,200	66,400	2,423,600

				7,478,072	606,241	8,084,313

			Canada - 0.10%
	4,000	4,000	Canadian Natural Resources Ltd		159,271	159,271
	4,800	4,800	Celestica Inc *		75,648	75,648
	2,200	2,200	EnCana Corp (TSX)		84,258	84,258

				—	319,177	319,177

			Cayman Islands - 0.24%
41,900		41,900	Seagate Technology *	739,535	—	739,535

			Finland - 0.02%
	4,100	4,100	Nokia OYJ ADR	—	67,363	67,363

			France - 0.25%
	3,500	3,500	Total SA ADR		265,300	265,300
28,500		28,500	Vivendi Universal SA ADR *	525,540		525,540

				525,540	265,300	790,840

			Germany - 0.78%
59,500		59,500	SAP AG ADR	1,738,590		1,738,590
14,000		14,000	Siemens AG ADR	683,900		683,900

				2,422,490	—	2,422,490

			Italy - 0.07%
	14,300	14,300	Eni SPA	—	216,496	216,496

			Liberia - 0.06%
	7,600	7,600	Royal Caribbean Cruises Ltd	—	176,016	176,016

			Netherlands - 1.15%
44,000		44,000	ASML Holding NV ‘NY’ *	420,640		420,640
66,100	1,600	67,700	Royal Dutch Petroleum Co ‘NY’	3,081,582	74,592	3,156,174

				3,502,222	74,592	3,576,814

			Singapore - 0.03%
	8,300	8,300	Flextronics International Ltd *	—	86,237	86,237

			Switzerland - 0.04%
	940	940	Ciba Specialty Chemicals AG		56,987	56,987
	1,800	1,800	Novartis AG		71,329	71,329

				—	128,316	128,316

			United Kingdom - 3.97%
299,900		299,900	AstraZeneca PLC ADR	12,226,923		12,226,923
	17,300	17,300	BG Group PLC		76,857	76,857

				12,226,923	76,857	12,303,780

			Total Foreign Common Stocks	27,881,632	2,092,124	29,973,756

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Principal Amount			Security	Value
Diversified Research	Research	Pro Forma Combined		Diversified Research	Research	Pro Forma Combined
			SHORT-TERM INVESTMENTS - 2.49%
			Repurchase Agreements - 2.49%
$7,392,000		$7,392,000	State Street Bank and Trust Co 0.600% due 07/01/03 (Dated 06/30/03, repurchase price of $7,392,123; collateralized by U.S. Treasury Notes—market value $7,542,537 due 02/28/05)	$7,392,000		$7,392,000
	$318,000	318,000	State Street Bank and Trust Co 0.600% due 07/01/03 (Dated 06/30/03, repurchase price of $318,005; collateralized by U.S. Treasury Notes—market value $327,200 due 05/31/04)		$318,000	318,000

			Total Short-Term Investments	7,392,000	318,000	7,710,000

			TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.51%	287,519,574	24,321,226	311,840,800

Shares
			SECURITIES LENDING COLLATERAL - 7.27%
21,851,276	702,212	22,553,488	State Street Navigator Securities Lending Prime Portfolio 1.140% ^^	21,851,276	702,212	22,553,488

			Total Securities Lending Collateral	21,851,276	702,212	22,553,488

			TOTAL INVESTMENTS - 107.78%	309,370,850	25,023,438	334,394,288

			OTHER ASSETS & LIABILITIES, NET - (7.76%)	(23,398,166)	(683,504)	(24,081,670)

			NET ASSETS BEFORE ADJUSTMENT - 100.02%	$285,972,684	$24,339,934	310,312,618

			ADJUSTMENT - (0.02%) (a)			(45,074)

			NET ASSETS AFTER ADJUSTMENT - 100.00%			$310,267,544

			TOTAL INVESTMENTS - COST	$317,002,496	$23,447,860	$340,450,356

See Notes to Pro Forma Financial Statements	See explanation of symbols on B-9

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH AND RESEARCH PORTFOLIOS

Pro Forma Schedule of Investments (Continued)

June 30, 2003 (Unaudited)

Notes to Pro Forma Schedule of Investments

(a)    Adjustments reflect reduction in advisory fee from 1.00% for the Research Portfolio to 0.90% for the Diversified Research Portfolio and half of the estimated reorganization expenses to be absorbed by both portfolios (See Notes 9 and 10 to Pro Forma Financial Statements).

(b) Forward foreign currency contracts outstanding at June 30,2003, were as follows:

Diversified Research	Research	Pro Forma Combined				Diversified Research	Research	Pro Forma Combined

Principal Amount Covered by Contracts (In Foreign Currency)			Contracts to Buy or to sell	Currency	Expiration	Unrealized Appreciation (Depreciation)
	87,000	87,000	Sell	AUD	09/03		($1,157)	($1,157)
	75,000	75,000	Sell	CAD	09/03		5	5
	321,000	321,000	Sell	CAD	09/03		(6,459)	(6,459)
	156,000	156,000	Sell	CHF	09/03		3,414	3,414
	471,900	471,900	Sell	EUR	09/03		10,398	10,398
	76,000	76,000	Sell	EUR	09/03		(473)	(473)
	35,000	35,000	Sell	GBP	09/03		(777)	(777)
	5,399,000	5,399,000	Buy	JPY	09/03		(759)	(759)
	3,928,000	3,928,000	Sell	JPY	09/03		250	250
	93,000	93,000	Sell	SGD	09/03		1,127	1,127

						$-	$5,569	$5,569

(c)	Principal amount denoted in the indicated currency:

AUD - Australian Dollar	CHF - Swiss Franc	GBP - British Pound	SGD - Singapore Dollar
CAD - Canadian Dollar	EUR - Eurodollar	JPY - Japanese Yen

(d)	Explanation of Symbols for Pro Forma Schedules of Investments:

*	Non-income producing securities.
^^	Rate shown reflects 7 day yield as of June 30, 2003.

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF COMBINATION

On September 8, 2003, the Board of Trustees of Pacific Select Fund (the “Board”) approved a Plan of Reorganization whereby, subject to approval by the shareholders of the Research Portfolio (the “Acquired Portfolio”), the Diversified Research Portfolio (the “Surviving Portfolio”) will acquire all the assets of the Acquired Portfolio subject to the liabilities of such Acquired Portfolio, in exchange for a number of shares having an aggregate value equal to the aggregate value of the shares of the Acquired Portfolio (the “Reorganization”).

The Reorganization will be accounted for as a tax-free merger of investment companies. The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred as of December 31, 2002 and June 30, 2003. The unaudited pro forma statements of assets and liabilities and schedules of investments reflect the financial position of the Surviving Portfolio and the Acquired Portfolio (each a “Portfolio” and collectively, the “Portfolios”) as of December 31, 2002 and June 30, 2003. The unaudited pro forma statements of operations reflect the results of operations of the Portfolios for the year ended December 31, 2002 and for the period ended June 30, 2003. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for the Portfolios under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the Surviving Portfolio, and results of operations of the Surviving Portfolio for pre-combination periods will not be restated.

The pro forma statements of assets and liabilities, statements of operations, and schedules of investments should be read in conjunction with the historical financial statements of the Research Portfolio and the Diversified Research Portfolio of Pacific Select Fund (the “Fund”) incorporated by reference in the Statements of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with U.S. GAAP for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

Net asset value (“NAV”) per share is calculated generally at or about 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market as reported by a pricing source approved by the Board. Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers, or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by a benchmarking process approved by the Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. If events occur that materially affect the NAV (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange, the securities may be valued at fair value under procedures approved by the Board. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Expense Allocation

General expenses of the Fund (including trustees’ fees, portfolio accounting, custodial asset-based fees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the portfolios in proportion to their relative average daily net assets. Expenses that relate exclusively to a particular portfolio (including advisory fees, custodial transaction-based fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular portfolio.

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

E. Organization Costs

Expenses incurred in connection with the Fund’s organization and establishment of the Acquired Portfolio and the offering of its shares, aggregated approximately $11,469. These costs were expensed as incurred.

F. Forward Foreign Currency Contracts

The Portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from the Portfolios’ investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Portfolios’ financial statements. The Portfolios record realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

G. Repurchase Agreements

The Portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

H. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as investment adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Diversified Research	0.90%	Research	1.00%

Pursuant to Portfolio Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for these two portfolios. Pacific Life, as investment adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that is outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 5) for promoting and marketing fund shares.

4. TRUSTEE DEFERRED COMPENSATION PLAN

Each independent trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain underlying Pacific Funds. Pacific Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the investment adviser to Pacific Funds. The market value appreciation/depreciation of the trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation.

5. EXPENSE REDUCTIONS

Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the Fund for its operating expenses, including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the independent trustees in excess of 0.10% of average daily net assets through April 30, 2004. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

years. For each portfolio, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap.

The cumulative reimbursement amounts as of June 30, 2003 that are subject to repayment from the Portfolios were as follows:

	Expiration
Portfolio	2005	2006

Diversified Research	$—	$—
Research	32,298	6,157

Pro Forma Combined	32,298	6,157

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, and recaptured distribution expenses, if any, are presented in the accompanying pro forma statements of operations.

6. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of loaned U.S. securities (105% for foreign securities) at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income generated from securities lending is presented in the respective pro forma statements of operations. The market values of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2002 and June 30, 2003, were as follows (amounts in thousands):

Portfolio	Market Value of Securities on loan	Cash Collateral Received for Loans Outstanding	Non-Cash Collateral Received for Loans Outstanding

As of December 31, 2002:
Diversified Research	$14,222	$15,075	$—
Research	1,419	1,484	—

Pro Forma Combined	$15,641	$16,559	$—

As of June 30, 2003:
Diversified Research	$21,232	$21,851	$—
Research	683	702	—

Pro Forma Combined	$21,915	$22,553	$—

7. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying pro forma statements of operations.

8. CAPITAL SHARES

The pro forma net asset value per share assumes additional shares of the Surviving Portfolio were issued in connection with the proposed acquisition of the Acquired Portfolio as of December 31, 2002 and June 30, 2003. The number of shares issued was calculated by dividing the net asset value of the Acquired Portfolio by the net asset value per share of the Surviving Portfolio.

9. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in portfolio shares if the Reorganization had taken place on December 31, 2002 and June 30, 2003. The Portfolios each have a different advisory fee at an annual rate of 0.90% for the Surviving Portfolio and 1.00% for the Acquired Portfolio of the Portfolios’ average daily net assets and the pro forma statements of assets and liabilities and statements of operations reflect the reduction of the advisory fees. Based upon the fact that the advisory fee rate for the Surviving Portfolio is slightly lower than the Acquired Portfolio and most of the Portfolios’ other expenses (including portfolio accounting, legal, audit, printing, postage and mailing, and trustees fees and expenses) are allocated among the portfolios in proportion to their relative average daily net assets, the reduction in total operating expenses before reorganization expenses assuming Surviving Portfolio’s operating structure was in effect for the year ended December 31, 2002 and for the period ended June 30, 2003, was considered immaterial to the Portfolios.

PACIFIC SELECT FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)

(Unaudited)

10. REORGANIZATION EXPENSES

Reorganization expenses are estimated at approximately $110,000 and half of these expenses are included in the pro forma statements of operations as an adjustment. These expenses represent the estimated cost of both Portfolios carrying out their obligations under the Reorganization and consist of management’s estimate of legal fees, accounting fees, printing expenses and mailing charges related to the proposed Reorganization. Pacific Life will bear half the expenses of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including but not limited to, the costs of the proxy solicitation and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values immediately before closing of the Acquired Portfolio.

11. FEDERAL INCOME TAX

Each Portfolio declared and paid sufficient dividends on net investment income and capital gains distributions during 2002 to qualify as a regulated investment company and is not required to pay the Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). Each Portfolio intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Portfolios.

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2002 are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers, the post-October capital and foreign currency losses deferred, and the accumulated capital and other losses as of December 31, 2002, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for Federal income tax purposes as of June 30, 2003, were as follows:

Portfolio	Net Capital Loss Carryover	Expiration	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Diversified Research	($13,237,257)	2008-2010	($5,708,995)	$—	($18,946,252)	$295,578,979	$27,482,083	($35,541,488)	($8,059,405)
Research	(1,043,643)	2010	(489,028)	—	(1,532,671)	23,901,696	1,862,218	(1,442,687)	419,531

Pro Forma Combined	($14,280,900)	2008-2010	($6,198,023)	$—	($20,478,923)	$319,480,675	$29,344,301	($36,984,175)	($7,639,874)

After the Reorganization, the net capital loss carryovers and post-October capital and foreign currency losses, if any, of the Acquired Portfolio will be available to the Surviving Portfolio to offset its future capital gains and ordinary income, although the amount of these losses which may offset its future capital gains and ordinary income in any given year may be limited.

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on December 12, 2003, at the address shown on the enclosed envelope, will be counted!

To vote by telephone (available 24 hours a day) follow these instructions:

1.	Read your proxy statement and the proposal.

2.	Using a touch tone phone, dial our toll- free automated number at 1-866-241-6192.

3.	You will be asked to enter your 14 digit Control Number as shown in the box on the Proxy Card below.

4.	Follow the recorded directions.

5.	If voting by telephone, you must call by 11:00 a.m. Eastern time on December 12, 2003.

6.	You do not need to mail your Proxy Card if you vote by telephone.

Note: The Pacific Select Fund is also soliciting proxy votes for the Global Growth and Telecommunications Portfolios.

If you have an interest in these portfolios, you will receive a separate proxy package and control number for each proxy.

TO VOTE BY TELEPHONE, FOLLOW INSTRUCTIONS AT THE RIGHT.

(Voting by telephone saves time and money.)

TO VOTE BY MAIL, FOLLOW INSTRUCTIONS ON THE REVERSE SIDE.

Please detach at perforation before mailing.

PROXY CARD	RESEARCH PORTFOLIO OF PACIFIC SELECT FUND SPECIAL MEETING OF SHAREHOLDERS—DECEMBER 12, 2003 PROXY SOLICITATION BY THE BOARD OF TRUSTEES	PROXY CARD

The owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts of Pacific Life and Pacific Life & Annuity Company (“PL&A”) hereby instructs Pacific Life and PL&A, on behalf of the pertinent separate accounts, to vote the shares of the Research Portfolio of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders of the Fund to be held at 9:00 a.m., Pacific time, on December 12, 2003, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement or the meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE TELEPHONE: 1-866-241-6192
CONTROL NUMBER: 999 9999 9999 999
Please sign and date the proxy card. All designated owners of the variable contract(s) shown must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)

, 2003

Date	PAC_13646b

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE THIS PROXY—YOUR VOTE IS IMPORTANT!

YOU MAY VOTE BY TELEPHONE OR BY MAIL

If you vote by mail, only signed and dated voting instructions received by 11:00 a.m. Eastern time on December 12, 2003, at the address shown on the enclosed envelope, will be counted!

Please detach at perforation before mailing.

SPECIFY YOU DESIRED VOTE BY MARKING IN THE APPROPRIATE SPACE BELOW. THIS PROXY WILL BE VOTED FOR PROPOSAL 1 IF NO MARK IS MADE BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Research Portfolio by the Diversified Research Portfolio.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PAC_13646a

PART C:    OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article V of the Registrant’s Amended and Restated Declaration of Trust (the “Declaration of Trust”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

(1)(a)(1)	Agreement and Declaration of Trust[4]

(a)(2)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—I-Net Tollkeeper[7]

(a)(3)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Focused 30 and Strategic Value[7]

(a)(4)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Bond and Income[8]

(a)(5)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[8]

(a)(6)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Large-Cap Core[9]

(a)(7)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Equity Income and Research[9]

(a)(8)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Small-Cap Equity, International Value and Inflation Managed[12]

(a)(9)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Real Estate[12]

(a)(10)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust—Main Street Core, Short Duration Bond, Small-Cap Value and Comstock[15]

(a)(11)	Form of Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust— Telecommunications, Global Growth and Research[16]

(b)	Instruments Defining Rights of Holders of Securities[1]

(2)	By-Laws[4]

(3)	Not Applicable

(4)	Form of Plan of Reorganization is included herein.

(5)	See Exhibits 1 and 2

(6)(a)	Investment Advisory Agreementwith Addendums—Equity Index, Growth LT, Equity and Bond and Income[1]

(a)(1)	Addendum to Advisory Agreement—Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT[16]

(a)(2)	Addendum to Advisory Agreement—International Large-Cap and Diversified Research[4]

(a)(3)	Addendum to Advisory Agreement—I-Net Tollkeeper[5]

(a)(4)	Addendum to Advisory Agreement—Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, Blue Chip and International Value[8]

(a)(5)	Addendum to Advisory Agreement—Equity Income and Research[10]

(a)(6)	Amendment to Advisory Agreement—I-Net Tollkeeper[12]

(a)(7)	Amendment to Advisory Agreement—Emerging Markets[16]

(a)(8)	Addendum to Advisory Agreement—Small-Cap Value and Short Duration Bond[15]

(a)(9)	Addendum to Advisory Agreement—Emerging Markets and Aggressive Equity[16]

(a)(10)	Addendum to Advisory Agreement—Focused 30 and Strategic Value[16]

(a)(11)	Amendment to Advisory Agreement—I-Net Tollkeeper[16]

(a)(12)	Form of Addendum to Advisory Agreement—Telecommunications, Global Growth and Research[16]

(6)(b)	Portfolio Management Agreement—Capital Guardian Trust Company[1]

(6)(b)(1)	Portfolio Management Agreement—Capital Guardian Trust Company[4]

(6)(c)	Portfolio Management Agreement—Janus Capital Management LLC[12]

(6)(d)	Portfolio Management Agreement—Van Kampen[16]

(6)(e)	Portfolio Management Agreement—Goldman Sachs Asset Management L.P.[15]

(6)(e)(1)	Form of Fee Schedule to Portfolio Management Agreement—Goldman Sachs Asset Management, L.P. [16]

(6)(f)	Portfolio Management Agreement—Pacific Investment Management Company LLC[16]

(6)(f)(1)	Amendment to Portfolio Management Agreement—Pacific Investment Management Company LLC[8]

(6)(g)	Portfolio Management Agreement—Salomon Brothers Asset Management Inc[16]

(6)(h)	Portfolio Management Agreement—Lazard Asset Management[16]

(6)(h)(1)	Portfolio Management Agreement—Lazard Asset Management[8]

(6)(h)(2)	Form of Fee Schedule to Portfolio Management Agreement—Lazard Asset Management LLC[16]

(6)(h)(3)	Form of Fee Schedule to Portfolio Management Agreement—Lazard Asset Management LLC[16]

(6)(i)	Portfolio Management Agreement—Mercury Advisors[4]

(6)(j)	Portfolio Management Agreement—AIM Capital Management, Inc.[8]

(6)(j)(1)	Fee Schedule to Portfolio Management Agreement—AIM Capital Management, Inc.[15]

(6)(k)	Portfolio Management Agreement—INVESCO Funds Group, Inc.[8]

(6)(k)(1)	Form of Fee Schedule to Portfolio Management Agreement—INVESCO Funds Group, Inc. [16]

(6)(l)	Portfolio Management Agreement—MFS Investment Management[8]

(6)(l)(1)	Form of Fee Schedule to Portfolio Management Agreement—MFS Investment Management[16]

(6)(m)	Portfolio Management Agreement—Putnam Investment Management, LLC[10]

(6)(n)	Portfolio Management Agreement—Oppenheimer Funds, Inc.[15]

(6)(o)	Portfolio Management Agreement—PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (“PIMCO—NFJ”)[15]

(7)(a)(1)	Distribution Agreement[4]

(7)(a)(2)	Addendum to Distribution Agreement—I-Net Tollkeeper[5]

(7)(a)(3)	Addendum to Distribution Agreement—Focused 30 and Strategic Value[7]

(7)(a)(4)	Exhibit A to Distribution Agreement—Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[8]

(7)(a)(5)	Exhibit A to Distribution Agreement—Equity Income and Research[10]

(7)(a)(6)	Exhibit A to Distribution Agreement[13]

(7)(a)(7)	Exhibit A to Distribution Agreement—Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[15]

(7)(a)(8)	Form of Exhibit A to Distribution Agreement—Telecommunications, Global Growth, and Research[16]

(8)	Amended and Restated Trustees’ Deferred Compensation Plan[13]

(9)(a)(2)	Custody and Investment Accounting Agreement[13]

(9)(a)(3)	Exhibit A to Custody and Investment Accounting Agreement—Equity Income and Research[12]

(9)(a)(4)	Amendment to Custody and Investment Accounting Agreement[16]

(9)(a)(5)	Form of Financial Services Agreement[14]

(9)(a)(6)	Exhibit A to Custody Agreement—Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[15]

(9)(a)(7)	Form of Exhibit A to Custody Agreement—Telecommunications, Global Growth and Research[16]

(10)(a)(1)	Brokerage Enhancement Plan[5]

(10)(a)(2)	Schedule A to Brokerage Enhancement Plan—I-Net Tollkeeper[6]

(10)(a)(3)	Schedule A to Brokerage Enhancement Plan—Focused 30 and Strategic Value[7]

(10)(a)(4)	Schedule A to Brokerage Enhancement Plan—Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[8]

(10)(a)(5)	Schedule A to Brokerage Enhancement Plan—Equity Income and Research[10]

(10)(a)(6)	Schedule A to Brokerage Enhancement Plan—Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[14]

(10)(a)(7)	Schedule A to Brokerage Enhancement Plan—Telecommunications, Global Growth, and Research[16]

(11)	Opinion and Consent of Counsel[1]

(12)	Form of Opinion and Consent of Counsel supporting tax matters and consequences filed herewith

(13)	Not Applicable

(14)	Consent of Independent Auditors filed herewith

(15)	Not Applicable

(16)	Power of Attorney[16]

(17)	Not Applicable

[1]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-96-000275 filed on February 1, 1996 and incorporated by reference herein.

[3]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-98-001954 filed on September 4, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

[5]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-001495 filed on July 14, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-002163 filed on October 18, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-01-000433 filed on February 27, 2001 and incorporated by reference herein.

[9]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-01-502973 filed on October 15, 2001 and incorporated by reference herein.

[10]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-01-500980 filed on December 27, 2001 and incorporated by reference herein.

[11]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-000400 filed on March 15, 2002 and incorporated by reference herein.

[12]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-001726 filed on October 7, 2002 and incorporated by reference herein.

[13]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-02-002145 filed on December 18, 2002 and incorporated by reference herein.

[14]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-03-000155 filed on February 7, 2003 and incorporated by reference herein.

[15]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-03-001028 filed on April 30, 2003 and incorporated by reference herein.

[16]	Included in Registrant’s Form Type N1A/B, Accession No. 0001193125-03-057905 filed on October 3, 2003 and incorporated by reference herein.

Item 17.    Undertakings

——————

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

As required by the securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newport Beach and State of California, on the 10th day of October, 2003.

PACIFIC SELECT FUND

By:	Glenn S. Schafer*
Title:	President

*By:	/s/ DIANE N. LEDGER

Diane N. Ledger, as attorney-in-fact pursuant to power of attorney filed in Post-Effective Amendment No. 45 to registrant’s registration statement.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Thomas C. Sutton*	Chairman and Trustee (Chief Executive Officer)	October 10, 2003

Brian D. Klemens*	Vice President and Treasurer (Vice President and Treasurer)	October 10, 2003

Glenn S. Schafer*	President (President)	October 10, 2003

Richard L. Nelson*	Trustee	October 10, 2003

Lyman W. Porter*	Trustee	October 10, 2003

Alan Richards*	Trustee	October 10, 2003

Lucie H. Moore*	Trustee	October 10, 2003

*By: /s/ DIANE N. LEDGER Diane N. Ledger, as attorney-in-fact pursuant to power of attorney filed in Post-Effective Amendment No. 45 to registrant’s registration statement.		October 10, 2003